                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

      / /   Preliminary Proxy Statement

      / /   Confidential,  for  Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))

      /X/   Definitive Proxy Statement

      / /   Definitive Additional Materials

      / /   Soliciting Material Pursuant to ss. 240.14a-12

                              EMPIRE RESORTS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      /X/   No fee required.

      / /   Fee computed on table  below  per  Exchange  Act  Rules  14a-6(i)(1)
            and 0-11.

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      (2)   Aggregate number of securities to which transaction applies:

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            pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (5)   Total fee paid:

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      / /   Fee paid previously with preliminary materials:

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      / /   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

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                              EMPIRE RESORTS, INC.
                               Monticello Raceway
                                    Route 17B
                           Monticello, New York 12701

                        NOTICE OF MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 2004

To the Stockholders of Empire Resorts, Inc.:

            NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of
Stockholders of Empire Resorts, Inc. (the "Company"), a Delaware corporation, will be held at the W New York at Times Square, 1567 Broadway at 47th Street,
New York, New York 10036 on WEDNESDAY MAY 12, 2004, at 9:30 a.m. local time for the following purposes:

           (1)     To  elect  three  (3)  Class  I  directors  to  serve  on the
                   Company's Board of Directors until the  stockholders'  annual meeting in 2007; and

           (2)     to approve the  adoption of the  Company's  2004 Stock Option
                   Plan; and

           (3)     to  transact  any such other  business as may  properly  come
                   before  the  Meeting  or  any   postponement  or  adjournment
                   thereof.

            The Board of  Directors  of the  Company has fixed March 24, 2004 as the record  date (the  "Record  Date")  for the  determination  of  stockholders entitled  to notice  of,  and to vote at, the  Meeting  or any  postponement  or adjournment  thereof.  Accordingly,  only stockholders of record at the close of business on the Record Date are  entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

            You are  requested  to fill in,  date and  sign the  enclosed  proxy card(s),  which  are  being  solicited  by the  Company's  Board  of  Directors.
Submitting  a proxy will not prevent  you from  voting in person,  should you so desire,  but will  help to secure a quorum  and will  avoid  added  solicitation costs. You may revoke your proxy at any time before it is voted at the Meeting.

            ALL STOCKHOLDERS ARE CORDIALLY  INVITED TO ATTEND THE MEETING.  YOUR
VOTE  IS  IMPORTANT.  TO  ENSURE  YOUR  REPRESENTATION  AT THE  MEETING,  PLEASE
COMPLETE, SIGN AND PROMPTLY MAIL YOUR PROXY IN THE RETURN ENVELOPE PROVIDED.

By Order of the Board of Directors,

/s/ David Matheson                         /s/ Thomas W. Aro
------------------                         -------------------------------------
David Matheson                             Thomas W. Aro
Chairman of the Board                      Chief Operating Officer and Secretary

April 12, 2004

                              EMPIRE RESORTS, INC.
                               Monticello Raceway
                                    Route 17B
                           Monticello, New York 12701
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
           TO BE HELD AT 9:30 A.M. AT THE W NEW YORK AT TIMES SQUARE,
     1567 BROADWAY AT 47TH STREET, NEW YORK, NEW YORK 10036 ON MAY 12, 2004

            This  Proxy   Statement  is  furnished   in   connection   with  the
solicitation of proxies by the Board of Directors of Empire  Resorts,  Inc. (the
"Company") for use at the Annual Meeting of  Stockholders  of the Company and at
all adjournments and postponements thereof (the "Meeting"). The Meeting is to be held at 9:30 a.m.  local time on May 12, 2004 at the W New York at Times Square,
1567 Broadway at 47th Street,  New York, New York 10036.  This Proxy  Statement,
with the accompanying  Notice of Meeting and form of proxy, are first being sent to stockholders on or about April 12, 2004.

            A proxy card is enclosed.  Even if you plan to attend the Meeting in person,  you should  date,  sign and return the  enclosed  proxy card as soon as possible  to be sure that your shares  will be voted at the  Meeting.  A postage prepaid envelope has been provided for your  convenience.  Please note that even after  submitting  your proxy  card,  you can revoke it and/or  change your vote prior to the Meeting as described below.

            The cost of preparing,  assembling,  printing and mailing this Proxy
Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting,  will be borne by the  Company.  Some banks and brokers have  customers who  beneficially  own Common Stock listed of record in names of nominees.  The  Company  intends to request  banks and  brokers to solicit  such customers and will reimburse them for their  reasonable  out-of-pocket  expenses for such  solicitations.  If any  solicitation  of the holders of the  Company's outstanding  shares of  Common  Stock,  Series B  Preferred  Stock and  Series D
Preferred  Stock is deemed  necessary,  the Company  (through its  directors and officers)  anticipates  making such solicitation  directly.  The solicitation of proxies  by  mail  may be  supplemented  by  telephone,  telegram  and  personal solicitation by officers,  directors and other employees of the Company,  but no additional compensation will be paid to such individuals.

PURPOSE OF THE MEETING

            At the Meeting, the Company's stockholders will be asked to consider and vote upon the following  matters:  (i) a proposal to elect three (3) Class I directors  until the  stockholders'  annual meeting in 2007,  (ii) a proposal to approve the  adoption of the  Company's  2004 Stock Option Plan (the "Plan") and
(iii) such other business as may properly come before the Meeting.

VOTING AND SOLICITATION OF PROXIES

            All shares of Common  Stock,  Series B Preferred  Stock and Series D
Preferred Stock represented at the Meeting by properly executed proxies,  unless received after the vote at the Meeting or previously revoked as described below, will be voted in accordance with the instructions  thereon,  or where a properly signed proxy is returned and no instructions  are given, FOR (1) the election of all Class I director  nominees and (2) the approval of the adoption of the Plan.
If any other  matter  should  come  before the  Meeting,  or any  nominee is not available for election,  the person(s) named a proxy will have authority to vote all  proxies  not  marked  to the  contrary  in their  discretion  as they  deem advisable.  At this time,  the  Company  does not know of any  matters  that may properly  come before the Meeting  other than the  proposals  described  in this
Proxy Statement.

            Any proxy may be revoked by the person  giving it at any time before it is voted.  A proxy may be revoked by filing with the Secretary of the Company
(Monticello  Raceway,  Route  17B,  Monticello,  New York)  either (i) a written notice of revocation  bearing a date later than the date of such proxy or (ii) a subsequent  proxy  relating to the same shares,  or by attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy).

SHARES ENTITLED TO VOTE

            The close of business on March 24, 2004 has been fixed as the record date (the "Record Date") for determining the stockholders  entitled to notice of and to vote at the Meeting.  As of the Record Date, there were 25,898,468 shares of Common Stock, 44,258 shares of Series B Preferred Stock,  1,730,697 shares of the Company's  Series E Preferred  Stock issued and  outstanding and entitled to vote.

            Each share of Common Stock  entitles the holder thereof to one vote, and each  share of Series B  Preferred  Stock  entitles  the  holder  thereof to eight-tenths  (.8) of a vote and each share of Series E Preferred Stock entitles the holder thereof to twenty five  hundredths  (.25) of a vote.  Accordingly,  a total of 26,366,548  votes may be cast at the Meeting.  The holders of shares of
Common Stock,  Series B Preferred Stock and Series E Preferred Stock entitled to cast a majority  of all votes  that  could be cast by the  holders of all of the outstanding  shares of  Common  Stock,  Series B  Preferred  Stock and  Series E
Preferred  Stock,  present  in person or  represented  by proxy at the  Meeting, constitute a quorum.

            A broker who holds  shares in "street  name" will not be entitled to vote  without  instructions  from  the  beneficial  owner of such  shares.  This inability to vote is referred to as a broker non-vote.  Stockholder  abstentions and broker  non-votes will be counted for purposes of determining  the existence of a quorum at the Meeting.

VOTE REQUIRED

            If a quorum is present at the Meeting, either in person or by proxy, then (1) a  plurality  of the votes cast will be  sufficient  to elect the three
Class  I  director  nominees  and  (2) a  majority  of the  votes  cast  will be sufficient to approve the adoption of the Plan.

NO APPRAISAL RIGHTS

            Under  the  General  Corporation  Law  of  the  State  of  Delaware,
stockholders of the Company do not have appraisal  rights in connection with any of the proposals upon which a vote is scheduled to be taken at the Meeting.

OWNERSHIP OF SECURITIES

            The  following  table sets forth certain  information  regarding the estimated  beneficial ownership of the Company's voting securities following the merger, based on data existing as of March 24, 2004, by all individuals expected to be directors and executive  officers  following  the  consolidation;  persons expected  to own 5% or more of any  class  of the  Company's  voting  securities following  the  consolidation;  and all of the expected  directors and executive
officers  as  a  group.  Unless  otherwise   indicated,   the  address  of  each
stockholder,  director and executive officer listed below is c/o Empire Resorts,
Inc., Route 17B, P.O. Box 5013, Monticello, New York, 12701.

                                                              Series B Preferred                Series E Preferred
                             Common Stock Beneficially        Stock Beneficially                 Stock Beneficially
                                      Owned(1)                     Owned(1)                           Owned(1)
                             -------------------------       ----------------------          -------------------------
                              Shares        Percentage       Shares      Percentage          Shares        Percentage
                             -------------------------       -----------------------         -------------------------
Robert A. Berman           4,605,334(2)        17.59%         --                --              --             --

Scott A. Kaniewski         1,000,610(3)         3.82%         --                --              --             --

Watertone Holdings         4,565,010           17.63%         --                --              --             --

Thomas W. Aro                 47,700(4)            *          --                --              --             --

                                       2

Paul A. deBary               187,684(5)            *          --                --              --             --

Morad Tahbaz               1,337,359(6)         5.16%         --                --              --             --

David Matheson                15,000(7)            *          --                --              --             --

John Sharpe                   17,000(8)            *          --                --              --             --

David P. Hanlon               15,000(9)            *          --                --              --             --

Arthur I. Sonnenblick         15,000(10)           *          --                --              --             --

Joseph E. Bernstein        2,423,253(11)        9.35%         --                --              --             --

JB Trust                   2,362,058(12)        9.12%         --                --              --             --

Ralph J. Bernstein         2,324,753(13)        8.97%         --                --              --             --

Americas Tower Partners    6,599,294           25.48%         --                --              --             --

Maurice Dabbah             2,006,291(14)        7.75%         --                --              --             --

Monticello Realty          5,732,261           22.13%         --                --              --             --

Directors and executive   11,988,693           45.03%         --                --              --             --
officers as a group (11
persons) (2)-(11), (13)

BP Group, Ltd.                  --                --       44,258             100%              --             --
8306 Tibet Butler Drive
Windemere, FL

The Bryanston Group, Inc.       --                --         --                --           1,551,213         89.6%
2424 Route 52
Hopewell Junction, NY
12533

Stanley Tollman                 --                --         --                --             152,817         8.8%
The Bryanston Group, Inc.
2424 Route 52
Hopewell Junction, NY 12533

----------
* less than 1%

(1)  A person is deemed to be the beneficial owner of voting securities that can be acquired  by such  person  within 60 days after the record date upon the exercise  of  options  and  warrants  and  the  conversion  of  convertible securities.  Each beneficial  owner's percentage of ownership is determined by assuming that all options,  warrants or convertible  securities  held by such person  (but not those held by any other  person)  that are  currently exercisable  or  convertible  (i.e.,  that are  exercisable  or convertible within 60 days after the record date) have been exercised or converted.

(2)  Includes  1,094,004  shares of common  stock  owned  directly  by Robert A.
     Berman,  options that are  currently  exercisable  into  279,189  shares of common  stock and  3,232,141  shares  of  common  stock  held  directly  by

                                       3

     Watertone  Holdings.  Robert A.  Berman  directly  holds a 46.305%  limited partnership  interest  in  Watertone  Holdings,  representing  an  indirect beneficial  ownership interest in 2,113,828 shares of such 3,232,141 shares of the Company's common stock held directly by Watertone Holdings.  Through
     BKB,  LLC,  82% of which is owned by Robert  A.  Berman,  Robert A.  Berman indirectly  holds a general  partnership  interest  of .0082% of  Watertone
     Holdings,  representing  an indirect  beneficial  ownership  interest in an additional  37,433 shares of such 3,232,141  shares of the Company's common stock held directly by Watertone Holdings,  and through Avon Road Partners,
     LP,  Robert A. Berman  indirectly  beneficially  holds an addition  23.678%
     limited  partnership  interest  in  Watertone  Holdings,   representing  an
     indirect beneficial  ownership interest in an additional  1,080,880 of such
     3,232,141  shares of the Company's  common stock held directly by Watertone
     Holdings.  Avon Road Partners,  LP is 88% owned by Robert A. Berman,  3% by
     Debbie N. Berman and 9% by the Berman Family Trust whose  beneficiaries are
     Robert A. Berman's children. Debbie N. Berman, Robert A. Berman's wife, and
     Philip B. Berman, Robert A. Berman's brother, are co-trustees of the Berman
     Family  Trust and have joint voting and  dispositive  power with respect to its holdings. Robert A. Berman disclaims beneficial ownership of all shares of common stock held by the Berman Family Trust.

(3)  Includes  134,096  shares  of  common  stock  owned  directly  by  Scott A.
     Kaniewski,  options that are currently  exercisable  into 295,689 shares of common  stock,  506,899  shares of common stock held  directly by Watertone
     Holdings,  28,940  shares of common  stock held  directly by The  Kaniewski
     Family Limited  Partnership and 34,986 shares of common stock held directly by The KFP Trust.  Through  BKB,  LLC,  15.3% of which is owned by Scott A.
     Kaniewski,  Scott  A.  Kaniewski  indirectly  holds a  general  partnership interest  of  .00153%  of  Watertone  Holdings,  representing  an  indirect beneficial ownership interest in an additional 6,984 shares of such 506,899 shares of the Company's  common stock held directly by Watertone  Holdings.
     The  Kaniewski  Family  Limited  Partnership,  with  respect  to which  Mr.
     Kaniewski is a 1% limited  partner and the general partner with sole voting and  dispositive  power,  holds a 4.95%  limited  partnership  interest  in
     Watertone Holdings,  representing an indirect beneficial ownership interest in 225,968 shares of such 506,899 shares of the Company's common stock held directly by Watertone  Holdings,  and through BKB,  LLC,  0.05% of which is owned by The Kaniewski  Family Limited  Partnership,  The Kaniewski  Family
     Limited  Partnership  indirectly  holds a general  partnership  interest of
     .000005%  of  Watertone  Holdings,   representing  an  indirect  beneficial
     ownership interest in an additional 23 shares of such 506,899 shares of the
     Company's  common  stock held  directly  by  Watertone  Holdings.  Scott A.
     Kaniewski disclaims  beneficial ownership of all the shares of common stock owned by the Kaniewski  Family  Limited  Partnership  for any purpose other than voting and dispositive  powers.  The KFP Trust,  whose sole trustee is
     Stacey  B.   Kaniewski,   Scott  A.   Kaniewski's   wife,  and  whose  sole
     beneficiaries  are Scott A.  Kaniewski's  children,  holds a 6.00%  limited partnership  interest  in  Watertone  Holdings,  representing  an  indirect beneficial  ownership  interest in 273,901 shares of such 506,899 shares of
     Empire  Resorts'  common  stock held  directly by Watertone  Holdings,  and through BKB, LLC,  0.05% of which is owned by The KFP Trust,  The KFP Trust indirectly  holds a general  partnership  interest of .000005% of Watertone
     Holdings,  representing  an indirect  beneficial  ownership  interest in an additional 23 shares of such 506,899  shares of the Company's  common stock
     held  directly  by  Watertone   Holdings.   Scott  A.  Kaniewski  disclaims
     beneficial ownership of all shares of common stock held by The KFP Trust.

(4)  Represents  options that are  currently  exercisable  into 43,500 shares of common stock and 4,200  shares of common  stock held  directly by Thomas W.
     Aro.

(5)  Includes 52,103 shares of common stock owned directly by Paul A. deBary and
     135,581  shares of common stock held  directly by Watertone  Holdings.  Mr.
     deBary  directly  holds a 2.97% limited  partnership  interest in Watertone
     Holdings,  representing  an indirect  beneficial  interest in such  135,581 shares of the Company's common stock held directly by Watertone Holdings.

(6)  Includes  options  that are  currently  exercisable  into 17,500  shares of common  stock and  1,319,859  shares of common  stock of the  Company  held directly by Americas Tower Partners.  Morad Tahbaz  beneficially owns a 20%
     partnership  interest of Americas Tower Partners,  representing an indirect beneficial  interest in such 1,319,859 shares of the Company's common stock held directly by Americas Tower Partners.

                                       4

(7)  Represents  options that are  currently  exercisable  into 15,000 shares of common stock.

(8)  Represents  options that are  currently  exercisable  into 15,000 shares of common stock and 2,000 shares of common stock held directly by John Sharpe.

(9)  Represents  options that are  currently  exercisable  into 15,000 shares of common stock.

(10) Represents  options that are  currently  exercisable  into 15,000 shares of common stock.

(11) Includes  options  that are  currently  exercisable  into 15,000  shares of common stock, 2,309,753 shares of common stock of the Company held directly by Americas  Tower Partners and 98,500 shares held in the name of Joseph E.
     Bernstein on behalf of the JB Trust. Joseph E. Bernstein  beneficially owns a 1% economic interest and 50% voting power in Americas Tower Partners, and the JB Trust, in which Mr.  Bernstein's  mother,  Helen Bernstein,  is sole
     trustee  and  Mr.   Bernstein's   children  are   ultimate   beneficiaries,
     beneficially owns a 49% economic interest, with no voting rights. Joseph E.
     Bernstein and the JB Trust beneficially own, 2% and 98%,  respectively,  of
     35% of Americas Tower Partners' interest in the consolidation, representing an  aggregate  indirect  beneficial  ownership  interest in such  2,309,753 shares of the  Company's  common  stock held  directly  by  Americas  Tower
     Partners.

(12) Includes  98,500  shares  of  common  stock  held in the name of  Joseph E.
     Bernstein on behalf of the JB Trust and 2,263,558 shares of common stock of the  Company  held  directly  by  Americas  Tower  Partners.  The JB  Trust beneficially  owns a 49%  economic  interest,  with no  voting  rights,  in
     Americas  Tower  Partners.  The JB  Trust  beneficially  owns 98% of 35% of
     Americas Tower  Partners'  interest in the  consolidation,  representing an indirect  beneficial  ownership  interest in such  2,263,558  shares of the
     Company's common stock held directly by Americas Tower Partners.

(13) Includes  options  that are  currently  exercisable  into 15,000  shares of common  stock and  2,309,753  shares of common  stock of the  Company  held directly by Americas Tower Partners.  Ralph Bernstein  beneficially  owns a
     35%  partnership  interest  of Americas  Tower  Partners,  representing  an indirect  beneficial  ownership  interest in such  2,309,753  shares of the
     Company's common stock held directly by Americas Tower Partners.

(14) Represents 2,006,291 shares of common stock of the Company held directly by
     Monticello Realty.  Maurice Dabbah  beneficially owns 35% of the membership
     interests  of  Monticello  Realty,   representing  an  indirect  beneficial
     ownership  interest in such 2,006,291  shares of the Company's common stock held directly by Monticello Realty.

                                       5

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

            Pursuant  to Proposal  No. 1, the  nominees  listed  below have been nominated  to serve as Class I directors  (subject to their  respective  earlier removal, death or resignation) until the 2007 Annual Meeting of Stockholders and until their  successors  are elected and  qualified.  Unless such  authority  is withheld, proxies will be voted for the election of the persons named below, who are all now  serving  as  directors  and each of whom has been  designated  as a nominee.  If, for any reason not presently known, any person is not available to serve as director,  another person who may be nominated will be voted for in the discretion of the proxies.

REQUIRED VOTE

            If a quorum is present at the Meeting, either in person or by proxy, directors  shall be elected by a plurality  of the votes  cast,  in person or by proxy,  at the Annual  Meeting.  Abstentions  and broker  non-votes  will not be counted.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      THE ELECTION OF EACH OF THE NOMINEES.

  The following table sets forth information for each Class I director nominee:

              Name                      Age            Position
              ----                      ---            --------

              Ralph J. Bernstein        46        Class I Director
              John Sharpe               61        Class I Director
              Paul A. deBary            57        Class I Director

            RALPH J.  BERNSTEIN.  Ralph J. Bernstein is a co-founder and general partner of Americas Partners, an investment and venture capital firm, and, since
1981 has been  responsible  for the  acquisition,  renovation,  development  and financing of several  million  square feet of commercial  space.  Mr.  Bernstein started his career in agribusiness with a large European  multi-national trading and real estate  development  company,  where he was later  responsible for that company's U.S. real estate  activities.  Mr. Bernstein also serves as a director for Air Methods Corporation, a publicly traded company that provides air medical emergency  transport  services  and  systems  throughout  the  United  States of
America.  He holds a Bachelor of Arts degree in economics from the University of
California at Davis. Mr. Bernstein has served as a director of the Company since
August 2003.

            JOHN SHARPE. John Sharpe most recently served as president and chief operating  officer of Four  Seasons  Hotels & Resorts,  from which he retired in
1999, after 23 years of service.  During his tenure at Four Seasons, the world's
largest  operator  of  luxury  hotels,   Mr.  Sharpe  directed  worldwide  hotel
operations,  marketing  and human  resources,  and took  great  pride in helping create Four Seasons' renowned reputation for the highest level of service in the worldwide  hospitality  industry.  In 1999,  Mr.  Sharpe was  bestowed  with the
"Corporate Hotelier of the World" award by Hotels Magazine, Inc. Mr. Sharpe also received  the  "Silver  Plate"  award of the  International  Food  Manufacturers
Association,  and the "Gold Award" of the Ontario Hostelry Institute. Mr. Sharpe
graduated  with a B.S. in hotel  administration  from Cornell  University and is currently  a trustee of the  Culinary  Institute  of  America,  and chair of the
Industry  Advisory Council at the Cornell Hotel School. He serves on a number of boards,  including  Fairmont  Hotels &  Resorts,  Toronto,  Canada.  Mr.  Sharpe
previously  served as  executive-in-residence,  School of Hotel  Administration,
Cornell University;  chair, board of governors,  Ryerson Polytechnic University,
Toronto, Canada; and, co-chair, American Hotel Foundation,  Washington, D.C. Mr.
Sharpe has served as a director of the Company since August 2003.

            PAUL A. DEBARY.  Paul A. deBary is a managing  director at Marquette
deBary Co., Inc., a New York based broker-dealer, where he serves as a financial advisor for state and local government agencies, public and private corporations and non-profits.  Prior to assuming his current position,  he served as managing director in the Public Finance Department of Prudential  Securities from 1994 to

                                       6

1997. He was a partner in the law firm of Hawkins,  Delafield & Wood in New York from 1975 to 1994.  Mr. deBary  received an AB in 1968,  and M.B.A.  and J.D. in
1971 from Columbia  University.  He is a member of the American Bar Association, the New York State Bar  Association,  the  Association of the Bar of the City of
New York and the  National  Association  of Bond Lawyers and serves as President and as a Director of the Society of Columbia graduates. Mr. deBary has served as a director of the Company since March 2002.

CLASS II AND CLASS III DIRECTORS

            DAVID MATHESON.  Over the years, David Matheson,  who is a member of the Coeur d'Alene Tribe of Coeur  d'Alene,  Idaho,  has served as Tribal Council leader, Tribal Chairman, and manager of various tribal operations.  Mr. Matheson is chief executive officer of the Coeur d'Alene Casino & Resort Hotel in Worley,
Idaho,  which  was  voted #1 casino in the  Spokesman  Reader  Review  for three consecutive  years.  Mr. Matheson was appointed by President  George H. W. Bush,
Sr. to serve as Deputy  Commissioner for Indian Affairs,  U.S. Department of the
Interior,  which he did for four  years,  during  the  time  the  Indian  Gaming
Regulatory  Act of 1988 was  being  implemented.  Mr.  Matheson  was  awarded  a
Commendation  from the Secretary of the Interior for Outstanding  Service.  More
recently, he was appointed by President George W. Bush, Jr. as an advisor to the
President's Commission on Reservation Economies.  Mr. Matheson previously served as a delegate to the People's Republic of China's Native American Trade Mission,
and as chief  executive  officer of Coeur d'Alene  Development  Enterprises.  He holds an M.A. in business administration from the University of Washington. Over the past twenty years, he has held many esteemed positions and has received many honors for his work in preserving cultural traditions,  the native language, and ceremonial practices.  He recently published his first novel, Red Thunder, which depicts the faith,  courage and  dedication of the  Schi'tsu'umsh  Indians,  now called the Coeur d'Alene Tribe.

            ROBERT A. BERMAN.  Robert A. Berman is the Company's chief executive officer,  a member of its Board of  Directors  and its former  chairman.  As the managing director of Watermark Investments Limited from 1994 to 2000, Mr. Berman oversaw a number of private  partnerships  investing in real estate,  technology and basic  industries.  From 1998 to 1999,  Mr.  Berman was vice  chairman and a director of Executone  Information Systems, a telecommunications  company.  From
1995 to 1999,  Mr.  Berman  served as chairman of the board and chief  executive officer of Hospitality  Worldwide Services,  Inc., a hotel services company with average annual sales above $150 million.

            DAVID P. HANLON. David P. Hanlon is presently a U.S. gaming industry consultant, including Native American and international gaming ventures. He most recently  served as president  and chief  operating  officer of Rio Suites Hotel
Casino,  from  1996-1999,  where  he  guided  the  corporation  through  a major expansion and successful return to profitability.  From 1994-1995,  he served as president and chief executive  officer of  International  Game  Technology,  the world's leading manufacturer of microprocessor gaming machines.  From 1988-1993, he served as president and chief  executive  officer of Merv  Griffin's  Resorts
International,  where he completed two complex  billion  dollar  restructurings, while  successfully  selling off international  properties in the Bahamas.  From
1984-1988, he served as president of Harrah's Atlantic City (Harrah's Marina and
Trump Plaza), where he was responsible for casino and hotel operations and 9,000 employees. During his four-year leadership,  Harrah's became the most profitable operation in Atlantic  City.  Between  1978-1983,  he served as chief  financial officer and executive vice president of Caesar's  World,  Inc.,  where he was in charge of all East Coast operations.  Prior to starting his career in the gaming industry,  Mr.  Hanlon  served  as  director  of  corporate  finance  for  Fluor
Corporation,  from 1975-1978.  Mr. Hanlon's  education  includes a B.S. in hotel administration from Cornell  University,  an M.S. in accounting and an M.B.A. in finance from the Wharton School,  University of  Pennsylvania,  and an [Advanced
Management   Program  at  the   Harvard   Business   School].   Mr.   Hanlon  is
executive-in-residence,  School of Hotel Administration, Cornell University, and
a member of various boards.

            ARTHUR I. SONNENBLICK.  Arthur I. Sonnenblick is the senior managing director of Sonnenblick-Goldman Company. Founded in 1893, Sonnenblick-Goldman is
the nation's leading independent real estate investment banking firm. Each year, the firm handles billions of dollars of private equity, joint venture,  mortgage
and   sale    transactions.    Mr.    Sonnenblick   served   as   president   of
Sonnenblick-Goldman  Company from  1978-1987  and chief  executive  officer from
1978-1995.  He is a member of Urban Land Institute and International  Council of
Shopping  Centers,  and has lectured at the Urban Land Institute  Practicing Law
Institute,   International   Council  of  Shopping  Centers,   Mortgage  Bankers

                                       7

Association,  National  Association of Home Builders,  New York Chapter American
Institute of Appraisers,  Columbia University,  Fordham University, and New York
University.  From 1979 to 1983, Mr.  Sonnenblick was a partner and member of the board of directors of Lehman  Brothers Kuhn Loeb. He is also a past president of the Mortgage  Bankers  Association of New York and a past member of the board of governors of the Real Estate Board of New York.  Mr.  Sonnenblick is currently a member of the board of  directors  of  Alexanders,  Inc.  and is chairman of the board of trustees of the Educational Alliance. He holds a Bachelor of Science in economics from the Wharton School of the University of  Pennsylvania  and served on active duty in the U. S. Naval Reserve as a Lieutenant Junior Grade from 1953 to 1957.

            JOSEPH E.  BERNSTEIN.  Joseph E.  Bernstein  started his career as a corporate  tax  attorney  on Wall  Street at Cahill  Gordon & Reindel  and as an
international  tax  attorney  at  Rosenman  & Colin.  He later  started  his own international  tax practice.  Since the early 1980's,  Mr. Bernstein (along with his brother Ralph, and their partner,  Morad Tahbaz, through their jointly-owned entity,  Americas Tower  Partners) has been involved in the development of three million  square feet of  commercial  property in Manhattan,  including  Americas
Tower,  a 50-story  office  building on Avenue of the  Americas and 46th Street, serving as world headquarters to  PriceWaterhouseCoopers  and US headquarters to
Israel's largest bank, Bank Hapoalim.

            MORAD TAHBAZ. Morad Tahbaz is the president of Catskill Development, a member of Monticello  Raceway's  Operating Board, the president of the Company and a director of the Company.  Mr. Tahbaz also serves on the board of directors of Air Methods Corporation,  a publicly traded company that provides air medical emergency  transport  services  and  systems  throughout  the  United  States of
America.  In 1983 Mr. Tahbaz joined Americas  Partners,  at which time he became primarily  responsible for  acquisitions.  Subsequently,  Mr. Tahbaz took on the added  responsibility  of the development of Americas Tower, a 1,000,000  square
foot   office   building   in   New   York   that   is  the   headquarters   for
PriceWaterhouseCoopers.  Mr. Tahbaz remains a partner in Americas Partners.  Mr.
Tahbaz  holds a B.A. in  philosophy  and fine arts from Colgate  University  and attended the Institute for  Architecture  and Urban Studies in New York. He also holds an M.B.A. in finance from Columbia University Graduate School of Business, where  throughout  his  career,  he has  conducted  a series of lectures on real estate development and finance for graduate students.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

            The Board of Directors  met on sixteen  occasions  during the fiscal year ended December 31, 2003. Each of the directors attended at least 75% of the meetings  held by the Board of Directors.  The Board of Directors  also acted by unanimous  written consents on ten occasions.  There are three Committees of the
Board of Directors:  the Audit  Committee,  the  Compensation  Committee and the
Corporate Governance and Nominations Committee.

AUDIT COMMITTEE

            The Company has a  separately-designated  standing  Audit  Committee established in accordance  with section  3(a)(58)(A) of the Securities  Exchange
Act of 1934, as amended (the "Exchange  Act"). The Audit Committee has adopted a written  charter,  which is  included  as  APPENDIX A to this  Proxy  Statement.
Stockholders may obtain a copy of the Audit Committee  charter,  free of charge, by writing to the Company's Comptroller at c/o Empire Resorts,  Inc., 707 Skokie
Boulevard, Northbrook, IL 60062, or calling him at (847) 418-3806.

            The members of the Audit Committee are Paul deBary  (Chairman of the
committee),  David Hanlon and John Sharpe. Each of Messrs.  DeBary,  Hanlon, and
Sharpe is  independent  from the  Company,  as  independence  is defined in Rule
4200(a)(15) of the National  Association of Securities Dealers' ("NASD") listing standards. In addition, the Board of Directors has determined that Mr. deBary is an audit committee financial expert serving on the Audit Committee.  The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting activities.  The
Audit Committee is responsible for reviewing with both the Company's independent certified  public  accountants  and  management,  the Company's  accounting  and
reporting  principles,   policies  and  practices,  as  well  as  the  Company's
accounting,  financial and operating controls and staff. The Audit Committee has reviewed and  discussed  the audited  financial  statements  of the Company with management,  has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or  supplemented.  Additionally,  the
Audit  Committee  has received the written  disclosures  and the letter from the

                                       8

independent  accountants required by Independence Standards Board Standard No. 1
(Independence  Standards  Board Standard No. 1,  Independence  Discussions  with
Audit  Committees),  as may be modified or supplemented,  and has discussed with the independent accountant the independent accountant's independence. Based upon such review and  discussion,  the Audit  Committee  recommended  to the Board of
Directors  that the audited  financial  statements  be included in the Company's
Annual  Report on Form  10-KSB  for the last  fiscal  year for  filing  with the
Securities and Exchange Commission (the "SEC").

            The Audit  Committee met on three  occasions  during the fiscal year ended  December 31, 2003.  Each of the members of the Audit  Committee  attended each of the meetings held by the Audit Committee.

COMPENSATION COMMITTEE

            The  Compensation  Committee,  which is comprised of David  Matheson
(Chairman  of  the  committee),  Arthur  Sonnenblick  and  Joseph  Bernstein  is responsible  for  establishing  and reviewing the  appropriate  compensation  of directors and officers of the Company, for reviewing employee compensation plans and for considering and making grants and awards under, and  administering,  the
Company's  stock option plans,  including  its 1993,  1998 and 2003 Stock Option
Plans.

The  Compensation  Committee met on two  occasions  during the fiscal year ended
December 31, 2003. Each of the members of the  Compensation  Committee  attended each of the meetings held by the Compensation Committee.

CORPORATE GOVERNANCE AND NOMINATIONS COMMITTEE

            The  Corporate  Governance  and  Nominations   Committee  recommends
appropriate governance practices,  recommends criteria for service as a director and reviews  candidates to serve as  directors.  The  Corporate  Governance  and
Nominations  Committee  has  adopted a written  charter,  which is  included  as
APPENDIX B to this Proxy Statement.  The members of the Corporate Governance and
Nominations  Committee are David Hanlon  (Chairman of the  committee),  Ralph J.
Bernstein  and Arthur I.  Sonnenblick.  Each of Messrs.  Hanlon,  Bernstein  and
Sonnenblick is independent from the Company,  as independence is defined in Rule
4200(a)(15) of the National  Association of Securities Dealers' ("NASD") listing standards.

            The  Corporate   Governance  and  Nominations   Committee  develops,
recommends and oversees  implementation of corporate  governance  principles for the Company.  In addition,  it considers  recommendations  for director nominees from a wide  variety  of  sources,  including  members  of our  Board,  business contacts,  community  leaders,  third-party  advisory  services  and  members of management.  The Corporate Governance and Nominations also considers stockholder recommendations  for director  nominees that are properly received in accordance with our Bylaws and applicable rules and regulations of the SEC.

            The Board believes that all of its directors should have the highest personal  integrity and have a record of exceptional  ability and judgment.  The
Board  also  believes  that  its  directors  should  ideally  reflect  a mix  of experience  and other  qualifications.  There is no firm  requirement of minimum qualifications or skills that candidates must possess.  The Corporate Governance and Nominations  Committee  evaluates  director  candidates based on a number of qualifications,  including their  independence,  judgment,  leadership  ability,
expertise  in  the  industry,   experience  developing  and  analyzing  business
strategies,  financial  literacy,  risk  management  skills,  and, for incumbent directors,  his or her past  performance.  In making  its  recommendations,  the
Corporate  Governance and Nominations  Committee  seeks out  outstanding  talent among minority groups and women.

            Stockholders  wishing to bring a nomination for a director candidate prior to a  shareholders  meeting  must  give  written  notice to Thomas W. Aro,
Secretary,  Empire Resorts, Inc., Monticello Raceway, Route 17B, Monticello, New
York  12701,  either by  personal  delivery or by United  States  mail,  postage prepaid.  The  stockholder's  notice must be received by the Secretary not later than the close of business on the 120th  calendar day prior to the date on which notice of the prior year's annual meeting was first mailed to stockholders.  The stockholder's  written  notice to the  Secretary  shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director  all  information  relating  to  such  person  that is  required  to be disclosed in solicitations of proxies for election of directors, or is otherwise required,  in each case  pursuant  to  Regulation  14A under the  Exchange  Act,

                                       9

including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving  the  notice  and the  beneficial  owner,  if any,  on whose  behalf  the nomination is made (i) the name and address of such stockholder,  as they appear on the Company's books, and of such beneficial  owner, (ii) the class and number of shares of the  Company  which  are owned  beneficially  and of record by such stockholder  and such  beneficial  owner  and  (iii) a  representation  that the stockholder is a holder of record of shares of the Company and intends to appear in person or by proxy at the meeting to propose such business.

            The  Corporate   Governance  and  Nominations   Committee  initially
evaluates  a  prospective  nominee  on the basis of his or her  resume and other background  information that has been made available to the Committee.  A member of the Corporate  Governance and Nominations  Committee will contact for further review  those  candidates  who the  Committee  believes are  qualified,  who may fulfill a specific  Board need and who would  otherwise best make a contribution to the Board.  If,  after  further  discussions  with the  candidate,  and other further  review and  consideration  as necessary,  the Corporate  Governance and
Nominations Committee believes that it has identified a qualified candidate,  it will make a recommendation to the Board.

            The  Corporate  Governance  and  Nominations  Committee  met  on two
occasions during the fiscal year ended December 31, 2003. Each of the members of the Corporate Governance and Nominations Committee attended each of the meetings held by the Corporate Governance and Nominations Committee.

CODE OF ETHICS

            The Company has adopted a code of ethics (the  "Code")  that applies to  its  principal  executive  and  senior  financial  officers.  The  following principles will apply to all principal executive and senior financial officers:

            o to act with honesty and integrity in  fulfilling  their duties and responsibilities;

            o to handle in an ethical manner all actual or apparent conflicts of
              interest   with   respect  to  any   personal   and   professional
              relationships;

            o to  avoid  any  personal  activities,  investments,  interests  or associations  that  interfere  or  appear  to  interfere  with the officer's good judgment or independent exercise of judgment;

            o to avoid  the  actual or  appearance  of  personal  gain due to an officer's position or relationship with the Company;

            o to  comply  with  any  applicable   government   laws,  rules  and
              regulations;

            o to adhere to the Company's code of ethics; and

            o not to  engage  in any  conduct  that  represents  a  conflict  of interest.

            If a principal  executive or senior  financial  officer has concerns regarding a real or potential  conflict of interest,  the officer should consult with a person designated by the audit committee regarding compliance and ethics.

            It is the  responsibility  of the  principal  executive  and  senior financial officers to assure that:

            o all  records  and  reports  fairly  and  accurately   reflect  the
              Company's financial position and its respective  transactions,  do not contain any false or misleading information,  are supported by accurate  documentation  and are in accordance with any applicable law;

            o there is full  compliance  with the  Company's  system of internal accounting controls;

                                       10

            o there are no  transactions  that are  intentionally  misclassified with respect to accounts departments or accounting periods; and

            o no information has been concealed from any internal or independent auditors.

            Each principal executive and senior financial officer is responsible for bringing to the attention of the audit committee:

            o any  material  information  or public  information  affecting  the
              Company's disclosures,  Securities and Exchange Commission filings or financial condition;

            o any  significant  deficiencies  in  the  design  or  operation  of internal  controls which adversely affect the Company's  financial data;

            o any fraud by management or other employees  significantly involved with the Company's financial reporting and disclosures or internal controls; and

            o any information regarding violations of the code of ethics, or any securities laws or other laws, rules or regulations,  by employees or agents of the Company.

            Any  conduct  that  represents  a conflict  of  interest is strictly prohibited.  In the event of a violation of the  Company's  code of ethics,  the
Company will take  appropriate  action designed to deter further  wrongdoing and promote  accountability.  The  Board of  Directors  may waive the code of ethics provisions only with the specific written advice of counsel and, if appropriate, outside  auditors,  and only on the condition  that the waiver is  appropriately disclosed and mechanisms are in place to monitor the waiver.

            Amendments to the Code and any grant of a waiver from a provision of the Code requiring  disclosure  under  applicable SEC rules will be disclosed on the Company's  website at  www.empireresorts.com.  The Code has been filed as an exhibit to the Company's  annual report on Form 10-KSB for the fiscal year ended
December 31, 2003 and is also  available  on the  Company's  website  referenced above. The Code may also be requested in print,  without charge,  by writing to:
Thomas W. Aro, Secretary,  Empire Resorts,  Inc., Monticello Raceway, Route 17B,
Monticello, New York 12701.

PROCEDURES FOR CONTACTING DIRECTORS

            The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board generally or a specific  director at any time by writing to: Thomas W.
Aro, Secretary, Empire Resorts, Inc., Monticello Raceway, Route 17B, Monticello,
New York 12701. The Secretary  reviews all messages  received,  and forwards any message that reasonably appears to be a communication from a stockholder about a matter of stockholder  interest that is intended for  communication to the Board of Directors.  Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board of Directors generally, to the Chairman of the Corporate  Governance  and  Nominations  Committee.  Because
other  appropriate  avenues of  communication  exist for matters that are not of
stockholder   interest,   such  as  general  business   complaints  or  employee
grievances, communications that do not relate to matters of stockholder interest are not  forwarded to the Board of Directors.  The Secretary has the right,  but not the obligation, to forward such other communications to appropriate channels within the Company.

NON-DIRECTOR EXECUTIVE OFFICERS

            SCOTT  A.  KANIEWSKI.  Scott A.  Kaniewski  is the  chief  financial officer of the  Company  and was a member of its Board of  Directors  from March
2002 through July 2003.  Mr.  Kaniewski was a director of Watermark  Investments
Limited from 1995 to 2000. From 1995-1999, Mr. Kaniewski served as a director of
Hospitality  Worldwide Services,  Inc. and president of its real estate advisory group from 1998 to 1999. From 1989 to 1995, Mr. Kaniewski held several positions with VMS Realty  Partners,  a real estate  investment and  development  company, including vice president of hotel  investments.  Mr. Kaniewski received his B.S.
from Indiana University and is a certified public accountant.

                                       11

            THOMAS  W.  ARO.  Thomas  W. Aro is the  Company's  chief  operating officer  and  secretary  and was a member  of its Board of  Directors  from 1994 through July 2003. Mr. Aro was also the Company's executive vice president since its formation in 1993 through  November 11, 2003 and has served as its secretary since 1998.  Mr. Aro also  serves as chief  operating  officer of the  Company's gaming  subsidiaries  and has over 30 years  experience in the  hospitality  and gaming industries.  Mr. Aro received his B.S. from the University of Arizona and is a certified public accountant.

EMPLOYMENT AGREEMENTS

            On February 12, 2002 the Company entered into employment  agreements with each of Robert Berman and Scott Kaniewski, providing for annual salaries of
$300,000 and  $200,000,  respectively,  and options to purchase,  at an exercise price of $17.49 per share,  up to an aggregate of 95,016 shares of the Company's
Common Stock, which number of shares were subject to increase to an aggregate of up to 295,689 upon shareholder  approval.  These options were to originally vest over a three year period.  On January 9, 2003, the Board modified the employment agreements  of each of Robert  Berman and Scott  Kaniewski.  The  modifications, among others,  include the cancellation of the above options and the issuance of new options to each of Robert  Berman and Scott  Kaniewski  to purchase up to an aggregate of 95,016 shares of the Company's  Common Stock,  at an exercise price of $2.12 per share  (which  number of shares  were  subject  to  increase  to an aggregate of up to 295,689 each upon  shareholder  approval).  These new options vested immediately.  Subsequently,  in March 2003, the shareholders approved the remaining grant of options,  which vested immediately,  to each of Robert Berman and Scott  Kaniewski  to purchase up to an  aggregate  of 200,673  shares of the
Company's  Common  Stock,  at an  exercise  price of $2.12 per share.  The Board determined  that the  purpose  of the stock  options  were not being  adequately achieved  with respect to these  employees  holding  unvested  options that were exercisable  at prices  above  current  market value and that it was in the best interests  of the  Company  and its  shareholders  that the  Company  retain and motivate such employees.  The employment  contracts are for a fixed period of 36 months without  provisions for renewal  stipulated.  On January 12, 2004,  these contracts  were  again  modified.  The  modifications,  among  others,  included terminations with thirty (30) days notice.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            The Company,  Catskill  Development,  the Cayuga Nation of New York,
the Cayuga  Catskill  Gaming  Authority,  Robert A. Berman,  the Company's chief executive  officer,  a member of its Board of Directors and its former chairman, and Morad  Tahbaz,  Catskill  Development's  and the  Company's  president and a member of Catskill  Development's  and the Company's  boards of  directors,  are parties to a letter agreement,  dated as of April 3, 2003, as amended,  pursuant to which the Company has agreed to fund the Cayuga Catskill  Gaming  Authority's purchase of those 29 acres of land subject to the Land  Purchase  Agreement  and the  development  costs of building a Class III Gaming  enterprise on such land.
The Company is to be reimbursed for up to $10,000,000 of these advances from any third party construction financing that is received and, to the extent that such third party  financing or $10,000,000 cap is insufficient to fully reimburse the
Company,  from  distributions  made to Monticello  Casino  Management  under the
Gaming Facility Management Agreement.

            Under this letter  agreement,  Catskill  Development,  the  Company,
Robert A. Berman and Morad Tahbaz, on the one hand, and the Cayuga Nation of New
York, on the other hand, have also agreed that for 10 years, each shall have the right to participate in the development or operation by the other of

            o one or more hotels,  motels or other similar facilities  providing
              overnight   accommodations  including  ancillary  beverage,  food,
              entertainment,  commercial and or retail services within a 15 mile radius of the 29 acres to be acquired by the Cayuga  Nation of New
              York under the Land Purchase Agreement; and

            o any other entertainment,  sports and/or retail facility within a 5 mile radius of the property

                                       12

            In each  case,  the  non-developing  party  will  have the  right to purchase up to 33.33% of the equity in the facility  being  developed,  with the purchase  price  being a pro rata share of the costs of such  facility  less any amount  advanced  by any lender for any  mortgage  or other loan  secured by the facility's  property or cash flow. The purchase price for this acquired interest must be paid in cash at the time the  interest is actually  purchased.  However, with respect to any acquired interest purchased by the Cayuga Nation of New York prior to the second anniversary of the primary gaming facility's public opening, the Cayuga Nation of New York may pay for its acquired interest by delivery of a non-recourse promissory note, payable over five years, with interest accruing on the unpaid  principal amount at the then existing prime rate. These parties have further agreed that the first hotel facility to be built that is governed by the letter agreement will be deemed the gaming enterprise's  preferred provider,  in that the gaming  enterprise  shall be obligated  to refer its  customers to that hotel.

            In  consideration   of  the  agreements   contained  in  the  letter
agreement,  each of the  parties  has  agreed  that for a period  ending  on the earliest of (i) approval (A) by the Bureau of Indian Affairs of the  application to  transfer  the 29 acres of land to the United  States of America in trust for the  Cayuga  Nation  of New York and to use such land for Class II and Class III
Gaming and (B) by the National  Indian Gaming  Commission of the Gaming Facility
Management  Agreement,  (ii) the termination of the Gaming  Facility  Management
Agreement  because of  Monticello  Casino  Management's  material  breach of its obligations,  (iii) the  termination  of the  Gaming  Facility  Development  and
Construction  Agreement  because of Monticello  Raceway  Development's  material breach of its  obligations,  and (iv) April 30, 2004, each party,  respectively, will refrain from having discussions  regarding the development of another Class
III Gaming facility in Sullivan County, New York.

            Finally,  under the letter  agreement,  the Company made an award to the Cayuga  Nation of New York of  300,000  shares of the  Company's  restricted common  stock.  100,000  of these  shares  vested  on April  11,  2003.  100,000 additional  shares vest on October 11, 2003,  and the remaining  100,000  shares vest on April 11, 2004.

            The Company and Monticello Realty are parties to a letter agreement, dated July 30, 2003, pursuant to which the Company granted Monticello Realty the right  to  appoint  up to two  observers  for  each of the  Company's  Board  of
Directors' meetings until the first to occur of (i) 36 months from July 30, 2003 or (ii) the first day on which Monticello Realty and its beneficial owners cease to own, together, at least 5% of the Company's outstanding common stock.

            Robert A. Berman executed a Guarantee  Agreement,  dated October 29,
2003, in favor of The Berkshire Bank,  guarantying the  performance,  subject to the terms and  conditions  provided in the  Guarantee  Agreement,  of Monticello
Raceway  Management's  performance  under a $3.5 million Loan Agreement with The
Berkshire Bank. This obligation was paid in full on February 4, 2004.

            All current  transactions  between  the  Company  and its  officers, directors and principal  stockholders or any affiliates  thereof are, and in the future such transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

            STOCKHOLDER  VOTE  REQUIRED.  IF A QUORUM IS PRESENT AT THE MEETING,
EITHER IN PERSON OR BY PROXY,  THE AFFIRMATIVE  VOTE OF A PLURALITY OF THE VOTES
CAST SHALL BE  SUFFICIENT  TO ELECT TO THE BOARD EACH  NOMINEE ON THE  COMPANY'S
SLATE OF DIRECTORS. ABSTENTIONS AND BROKER NON-VOTES WILL NOT BE COUNTED.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                             FOR THE ELECTION TO THE
                    BOARD OF DIRECTORS OF THE COMPANY OF EACH
                        OF THE CLASS I DIRECTOR NOMINEES.

                                       13

                                   PROPOSAL 2

         TO APPROVE THE ADOPTION OF THE COMPANY'S 2004 STOCK OPTION PLAN

            The following  table  provides  information  as of December 31, 2003 regarding  compensation plans (including individual  compensation  arrangements)
under which equity  securities of the Company are authorized  for issuance.  The table does not include information  regarding the 2004 Stock Option Plan that is being  submitted  to  stockholders  for approval as Proposal No. 2 of this proxy statement.

EQUITY COMPENSATION PLAN INFORMATION

                                                                                                NUMBER OF SECURITIES
                                                                                                       REMAINING
                                                                                                AVAILABLE FOR FUTURE
                                                                                                       ISSUANCE
                                                                                                     UNDER EQUITY
                                          NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE       COMPENSATION PLANS
                                           ISSUED UPON EXERCISE OF       EXERCISE PRICE OF       (EXCLUDING SECURITIES
                                           OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,          REFLECTED
                PLAN CATEGORY               WARRANTS AND RIGHTS          WARRANTS AND RIGHTS          IN COLUMN (a))
                                                   (a)                          (b)                        (c)

Equity compensation plans
approved by security holders                    821,228                         $2.67                     88,400

Equity compensation plans
not approved by security holders                      0                           $0                          0

Total                                           821,228                         $2.67                     88,400

2004 STOCK OPTION PLAN

            The Board of Directors has unanimously  approved for submission to a vote of the  stockholders  a proposal to adopt the  Company's  2004 Stock Option
Plan (the  "Plan").  The purpose of the Plan is to retain  current,  and attract new,  employees,  directors,  consultants  and advisors that have experience and ability,  along with encouraging a sense of  proprietorship  and interest in the
Company's  development and financial  success.  The Board of Directors  believes that option grants and other forms of equity  participation  are an increasingly important  means to retain and  compensate  employees,  directors,  advisors and consultants.

            A  summary  of the Plan is set  forth  below,  and its full  text is attached  hereto as APPENDIX C. The  following  discussion  is  qualified in its entirety by reference to APPENDIX C.

ADMINISTRATION OF THE PLAN

            The Plan will be administered by the  Compensation  Committee of the
Board of Directors.  The Compensation Committee will have the power to determine eligible participants, when options may be granted, the number of shares subject to options, their duration, any conditions to their exercise, and the manner and price at  which  they may be  exercised.  In  making  such  determinations,  the
Compensation  Committee shall take into account the nature and period of service of eligible persons, their compensation level, their past, present and potential contributions to us and such other factors as the  Compensation  Committee deems relevant.

                                       14

            The Board of Directors is authorized to amend,  suspend or terminate the Plan, except that it is not authorized, without stockholder approval (except with regard to  adjustments  resulting from changes in  capitalization),  to (i)
increase the number of shares issuable under the Plan; (ii) materially  increase the benefits  accruing to the option  holders under the Plan;  (iii)  materially modify Plan  eligibility  requirements;  (iv)  decrease  the  exercise  price of options  below 100% of the  underlying  stock's  fair market  value on the grant date, or (v) extend the term of any option beyond that provided for in Section 5 of the Plan.

            Unless terminated  earlier by the Compensation  Committee,  the Plan will expire on May 12, 2014.

COMMON STOCK SUBJECT TO THE PLAN

            The Plan  provides  that  options may be granted  with  respect to a total of 250,000  shares of the Company's  common stock.  The maximum  number of shares of common stock that can be subject to options  granted under the Plan to any individual  shall not exceed 100,000 in any calendar year. In the event of a merger,  reorganization,  consolidation,  recapitalization,  stock dividend,  or other change in our corporate structure that affects the Company's common stock, the Compensation Committee shall make an appropriate and equitable adjustment to
the  terms  of  any   outstanding   options  such  that  each  option   holder's
proportionate  interest  in us  remains  the  same.  If any  options  expire  or terminate prior to being fully exercised, the unpurchased underlying stock shall remain available for future option grants.

PARTICIPATION

            Any employee,  officer or director of, and any consultant or advisor to, the Company or any of its  subsidiaries  shall be eligible to receive  stock options  under  the  Plan.  However,  only  employees  of the  Company  and  its subsidiaries can receive incentive stock options.

OPTION PRICE

            The  exercise  price  of each  option  shall  be  determined  by the
Compensation  Committee,  but may not be less than 100% of the Fair Market Value
(as  defined in the Plan) of the  underlying  common  stock on the option  grant date. If an incentive  stock option is granted to an employee who owns more than
10% of the total combined voting power of all the Company's  capital stock, then its  exercise  price may not be less than 110% of the Fair  Market  Value of the underlying common stock on the option grant date.

TERM OF OPTIONS

            The Compensation Committee shall, in its discretion, fix the term of each option;  provided,  however,  that the maximum term of any option shall not exceed 10 years. Moreover,  incentive stock options granted to employees who own more than 10% of the total combined voting power of the Company's  capital stock shall not exceed five years.  The Plan  provides for the earlier  expiration  of options of a participant in the event of certain  terminations  of employment or engagement or, if the  Compensation  Committee so determines,  in the event of a change in control.

RESTRICTIONS ON TRANSFER AND EXERCISE

            Generally,  an option may not be  transferred or assigned other than by will or the laws of descent and distribution  and, during the lifetime of the option holder,  may be exercised  solely by him. The aggregate Fair Market Value
(determined at the time the incentive  stock option is granted) of the shares as to which an  employee  may first  exercise  incentive  stock  options in any one calendar  year under all of the Company and any of its  subsidiaries'  incentive stock option  plans may not exceed  $100,000.  The  Compensation  Committee  may impose any other conditions to exercise as it deems appropriate.

                                       15

REGISTRATION OF SHARES

            The Company may file a registration  statement  under the Securities
Act of 1933, as amended,  with respect to the common stock issuable  pursuant to the Plan following stockholder approval.

RULE 16B-3 COMPLIANCE

            In all cases, the terms,  provisions,  conditions and limitations of the Plan shall be construed  and  interpreted  so as to be  consistent  with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

COOPERATION IN PUBLIC OFFERINGS

            As a condition to  participation  in the Plan, each option holder is obligated to cooperate with the Company and its  underwriters in connection with any public offering of the Company's securities and will execute and deliver any agreements and documents,  including a lock-up agreement,  that may be requested by the Company or its underwriters.

TAX TREATMENT OF INCENTIVE STOCK OPTIONS

            In general,  no taxable  income for federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of
(i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference  between the sale price on disposition  and the exercise price.

            If,  however,  the option holder disposes of his option shares prior to the expiration of the required  holding  period,  he will recognize  ordinary income for federal income tax purposes in the year of  disposition  equal to the lesser of (i) the difference  between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon  disposition  and the exercise  price.  Any  additional  gain on such disqualifying  disposition will be treated as capital gain. In addition, if such a  disqualifying  disposition is made by the option holder,  the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder  provided that such amount  constitutes an ordinary and reasonable expense of the Company.

TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS

            No  taxable  income  will be  recognized  by an option  holder  upon receipt of a nonqualified  stock option, and the Company will not be entitled to a tax deduction for such grant.

            Upon the exercise of a nonqualified  stock option, the option holder will include in taxable income,  for federal income tax purposes,  the excess in value  on  the  date  of  exercise  of  the  shares  acquired  pursuant  to  the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option  holder will derive  short-term  or long-term  gain or loss, depending upon the option  holder's  holding  period for the shares  (commencing upon  the  exercise  of the  option)  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

            The Company generally will be entitled to a corresponding  deduction at the time that the  participant is required to include the value of the shares
(less the exercise price) in his income.

WITHHOLDING OF TAX

            The Company is permitted to deduct and withhold  amounts required to satisfy its withholding tax liabilities with respect to its employees.

                                       16

REGISTRATION OF SHARES

            Options to purchase  shares of the  Company's  common stock have not yet been granted  pursuant to the Plan,  although it is anticipated that options will be granted in the near future.

BENEFITS OR AMOUNTS TO BE ALLOCATED

            It is not presently possible to determine the benefits or amounts to be received by or  allocated  to  particular  persons or groups  pursuant to the
Plan. It is contemplated  that the  Compensation  Committee will determine award amounts under the Plan in the future  consistent  with the  practices  that have been followed in previous years.

            STOCKHOLDER  VOTE  REQUIRED.  IF A QUORUM IS PRESENT AT THE MEETING,
EITHER IN PERSON OR BY PROXY,  THE  AFFIRMATIVE  VOTE OF A MAJORITY OF THE VOTES
CAST SHALL BE  SUFFICIENT  TO APPROVE  THE  COMPANY'S  2004 STOCK  OPTION  PLAN.
ABSTENTIONS  WILL HAVE THE SAME EFFECT AS VOTES AGAINST SUCH PROPOSAL AND BROKER
NON-VOTES WILL NOT BE COUNTED.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                            VOTE FOR THE APPROVAL OF
              THE ADOPTION OF THE COMPANY'S 2004 STOCK OPTION PLAN

                                       17

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

            The executive officers of the Company are:

               Robert A. Berman            Chief Executive Officer
               Morad Tahbaz                President
               Scott A. Kaniewski          Chief Financial Officer and Treasurer
               Thomas W.  Aro              Chief Operating Officer and Secretary

SUMMARY COMPENSATION TABLE

            The following  table sets forth all cash  compensation  for services rendered in all  capacities to the Company and its  subsidiaries  for the fiscal years ended  December 31, 2003,  2002 and 2001,  paid to the  Company's  current
Chief Executive  Officer and three executive  officers  (collectively the "Named
Executive  Officers") whose total  compensation  exceeded $100,000 per annum. No other executive officers' compensation exceeded $100,000 during the above fiscal years.
                                                                         Securities
                                                           Restricted    Underlying      All Other
Name and Principal Position       Year        Salary      Stock Awards  Options /SARS  Compensation
---------------------------       ----        ------      ------------  -------------  ------------

Robert A. Berman                  2003        $300,000        --         295,689(1)        --
     Chief Executive              2002         263,150        --          95,016(1)        --
     Officer                      2001               0        --            --             --

Morad Tahbaz                      2003        $173,000        --          17,500           --
     President                    2002               0        --            --             --
                                  2001               0        --            --             --

Scott A. Kaniewski                2003        $200,000        --         295,689(1)        --
     Chief Financial              2002         175,433        --          95,016(1)        --
     Officer and Treasurer        2001               0        --            --             --

Thomas W.  Aro                    2003        $210,000        --          50,000           --
     Chief Operating              2002         191,994        --           5,500           --
     Officer and Secretary        2001         215,000        --           4,000           --

            (1) In 2002, Robert A. Berman and Scott A. Kaniewski were granted options to purchase, at an exercise price of $17.49 per share, up to an aggregate of 190,032 shares of the Company's Common Stock. On January 9, 2003, these options to purchase 190,032 shares were canceled and the employment agreements of each of Robert Berman and Scott Kaniewski were modified. In addition, on January 9, 2003, the Company issued options to purchase an aggregate of 190,032 shares of the Company's Common Stock, at an exercise price of $2.12 per share, to Robert A. Berman and Scott A. Kaniewski (which number of shares were subject to increase to an aggregate of up to 591,378 upon shareholder approval). Subsequently, in March 2003, the shareholders approved the remaining grant of options to purchase an aggregate of 401,346 shares of the
Company's Common Stock, at an exercise price of $2.12 per share, to Robert A.
Berman and Scott A. Kaniewski. The Board determined that the purpose of the stock options were not being adequately achieved with respect to these employees holding unvested options that were exercisable at prices above current market value and that it was in the best interests of the Company and its shareholders that the Company retain and motivate such employees.

                                       18

OPTION/SAR GRANTS IN LAST FISCAL YEAR.

            The following table sets forth certain information  regarding Common
Stock option grants made to the Named Executive Officers during 2003.

                                Number of
                                Securities             Percent of Total
                                Underlying               Options/SARs
                               Options/SARs           Granted to Employees   Exercise or Base
          Name                  Granted(#)                 in FiscalYear       Price ($/Sh)         Expiration Date
          ----                  ----------                 -------------       ------------         ---------------

Robert A. Berman                 295,689(1)                    24%                  $2.12            January 9, 2008
Scott A. Kaniewski               295,689(1)                    24%                  $2.12            January 9, 2008
Morad Tahbaz                      17,500                        2%                  $2.12            January 9, 2008
Thomas W. Aro                     50,000                        6%                  $2.12            January 9, 2008

     (1)  See footnote 1 on the summary compensation table above.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

            The  following  table  sets  forth  certain  information   regarding
unexercised Common Stock options held by each of the Named Executive Officers as of December 31, 2003:

                                                          Number of Securities Underlying  Value of Unexercised In-The-
                               Shares                       Unexercised Options/SARs At     Money Options/SARs At
                              Acquired       Value                   FY-End                       FY-End
                             On Exercise    Realized       Exercisable   Unexercisable     Exercisable Unexercisable
                             -----------    --------       -----------   -------------     ----------- -------------

Robert A. Berman .            16,500        $  177,500           279,189        --        $1,926,404        --
Morad Tahbaz .....              --                --              17,500        --           120,750        --
Scott A. Kaniewski              --                --             295,689        --         2,040,254        --
Thomas W. Aro ....            12,000        $  139,700            43,500        --        $  287,610        --

            In January 2003,  June 2001,  November 2000 and December  1998,  the
Company  determined  that the purposes of the Company's  stock option plans were not being  adequately  achieved with respect to those  employees and consultants holding  options that were  exercisable at prices above current market value and that it was in the best interests of the Company and its  shareholders  that the
Company retain and motivate such employees and consultants.  Therefore, in order to provide such  optionees the  opportunity to exchange their above market value options for options  exercisable at the current  market value in 2001,  2000 and
1998,  respectively,  the Company  cancelled  all options that were  outstanding under the 1998 and 1993 stock option plans at that time and reissued the options at an exercise  price equal to the closing  NASDAQ bid prices on the  respective dates in July 2001,  November  2000 and  December  1998.  In January  2003,  the
Company  cancelled  662,000 options and reissued  854,000 options at an exercise price of $2.12 per share.

                                       19

            The following table sets forth certain  information  with respect to all such  cancellations  and  reissuances  with  respect to options  held by any executive  officer from March 19, 1993 (date of inception)  through December 31,
2003:
                                                                                                               Length of
                                          Number of                                                         Original Option
                                         Securities                                                              Term
                                         Underlying       Market Price of   Exercise Price at                 Remaining at
                                          Options        stock at time of     at time of                        Date of
                     Cancellation/      Cancelled/          Canceling/         Canceling/     New Exercise     Canceling/
                    Reissuance Date      Reissued           Reissuing          Reissuing         Price         Reissuing
                    ---------------      --------           ---------          ---------         -----         ---------

Robert Berman          1/09/03             95,016            $2.12               $17.49          $2.12            5 years

Scott Kaniewski        1/09/03             95,016            $2.12               $17.49          $2.12            5 years

Thomas W. Aro          12/12/98            60,000(1)         $1.063(1)           $ 3.25(1)       $1.063(1)        6 years
                       12/12/98           100,000(1)         $1.063(1)           $ 2.00(1)       $1.063(1)        6 years
                       10/12/00            75,000(1)         $1.375(1)           $ 2.00(1)       $1.375(1)        8 years
                       10/12/00           130,000(1)         $1.375(1)           $ 4.25(1)       $1.375(1)        8 years
                       6/13/01              6,000            $4.40               $10.63          $4.40            6 years
                       6/13/01             10,000            $4.40               $10.63          $4.40            6 years
                       6/13/01              5,500            $4.40               $13.75          $4.40            8 years
                       6/13/01              7,500            $4.40               $13.75          $4.40            8 years
                       6/13/01             13,000            $4.40               $13.75          $4.40            6 years
                       1/9/03              46,000            $2.12                $4.40          $2.12           10 years

(1) Represents amounts and prices prior to 1-for-10 reverse split in June 2001.

COMPENSATION OF DIRECTORS

DIRECTORS - CASH COMPENSATION

            The members of the Company's Board of Directors each receive $20,000 per year and $1,000 per meeting.  Directors that also serve on committees of the
Board of Directors, other than the audit committee, receive an additional $1,000 per committee meeting for non-employee  committee members,  with the chairperson receiving  $2,500  per  meeting.  With  respect  to  the  audit  committee,  its non-employee  chairperson  receives an additional annual payment of $10,000, and each audit  committee  member  (including the  chairperson)  receives $2,500 per audit committee meeting.

DIRECTORS - STOCK COMPENSATION

            All  members of the Board of  Directors  receive an annual  grant of
10,000 stock options at the common  stock's then current fair market value.  All stock options granted to the Company's directors vest immediately.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

            During the  Company's  fiscal  year ended  December  31,  2003,  the
Company's  independent  accountant  was  Friedman  Alpren & Green LLP. The Audit
Committee  has advised the full Board of  Directors  that it did not believe the
Company's audit was impaired by Friedman Alpren & Green LLP's provision of other services.  As a result,  the Board of Directors  believes that Friedman Alpren &
Green LLP was an independent accountant with respect to the Company.

                                       20

Audit Fees

            The  aggregate  fees  billed  by  Friedman  Alpren  & Green  LLP for professional  fees rendered in connection with the audit of the Company's annual financial  statements  and the  reviews of the  Company's  financial  statements included in the Company's  quarterly  reports on Form 10-Q,  including  services related thereto, were approximately  $176,000 for the fiscal year ended December
31, 2003 and approximately $167,000 for the fiscal year ended December 31, 2002.

Audit-Related Fees

            The  aggregate  fees  billed  by  Friedman  Alpren  & Green  LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's  financial  statements and are not reported as "Audit Fees," including due diligence related to mergers and acquisitions and
consultations   concerning   financial  accounting  and  reporting  matters  not
classified  as audit,  were  approximately  $100,000  for the fiscal  year ended
December 31, 2003 and  approximately  $50,000 for the fiscal year ended December
31, 2002.

Tax Fees

            The  aggregate  fees  billed  by  Friedman  Alpren  & Green  LLP for professional  services rendered for tax compliance,  tax advice and tax planning were  approximately  $34,000  for the fiscal  year ended  December  31, 2003 and approximately  $50,000 for the fiscal year ended December 31, 2002. The services comprising  the fees reported as "Tax Fees"  included tax return  preparation in various  jurisdictions,  consultation  regarding various tax issues, and support provided to management in connection with income and other tax audits.

All Other Fees

            Other than the fees described above, there were no other fees billed by  Friedman  Alpren & Green  LLP for  products  and  services  rendered  to the
Company.

Pre-approval Policies and Procedures

            All audit and  non-audit  services to be performed by the  Company's independent  accountant  must be  approved  in advance  by the Audit  Committee.
Consistent with applicable law,  limited amounts of services,  other than audit, review or attest  services,  may be approved by one or more members of the Audit
Committee pursuant to authority delegated by the Audit Committee,  provided each such  approved  service  is  reported  to the full Audit  Committee  at its next meeting.

            All of the engagements and fees for the Company's  fiscal year ended
December 31, 2003 were approved by the Audit  Committee.  Of the total number of hours  expended  on  Friedman  Alpren & Green  LLP's  engagement  to  audit  the
Company's financial  statements for its fiscal year ended December 31, 2003, all of the  hours  were  performed  by  Friedman  Alpren  & Green  LLP's  full-time, permanent employees.

            The Audit Committee of the Board of Directors considered whether the provision of non-audit  services by Friedman  Alpren & Green LLP was  compatible with its ability to maintain independence from an audit standpoint and concluded that Friedman Alpren & Green LLP's independence was not compromised.

            Representatives  from  the  Company's  independent   accountant  are
expected  to be in  attendance  at  the  annual  meeting  and be  available  for questions.  Stockholders  will have the  opportunity  to make  statements or ask questions and representatives from the Company will be available to answer their questions.

            ADDITIONAL INFORMATION.  The Company is subject to the informational requirements  of the Securities  Exchange Act of 1934, as amended (the "Exchange
Act"),  and in accordance  therewith files reports,  Proxy  Statements and other information  with the  Securities  and Exchange  Commission  (the "SEC").  Proxy
Statements,  reports and other  information  can be inspected  and copied at the public  reference  facilities  of the SEC at its  principal  office at Judiciary

                                       21

Plaza, 450 Fifth Street, N.W., Room 1024,  Washington,  D.C. 20549. The SEC also maintains a web site at  http://www.sec.gov  that  contains  reports,  proxy and information  statements and other  information  regarding  registrants that file electronically with the SEC.

            Any statement  contained  herein (or in a document  incorporated  by reference  herein) shall be deemed to be modified or superseded  for purposes of
this  Proxy  Statement  to  the  extent  that  a  statement   contained  in  any
subsequently  filed document that also is (or is deemed to be)  incorporated  by reference  herein modifies or supersedes  such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy  Statement and prior to the date of the Meeting shall be deemed to be  incorporated  by reference in this Proxy  Statement  and to be a part hereof from the respective dates of filing of such documents.

            The Company will provide,  without  charge,  to each  stockholder to whom this Proxy Statement is delivered and who so requests, a copy of any or all of the  information  that has  been  incorporated  by  reference  in this  Proxy
Statement  (exclusive of exhibits to such  information  unless such exhibits are specifically incorporated by reference into such information).  Any such request should be made orally or in writing to Empire  Resorts,  Inc.,  Chief  Financial
Officer, 707 Skokie Boulevard, Suite 600, Northbrook, IL, 60062, telephone (847)
418-3804. Within one business day of receipt of such a request, the Company will provide,  by first  class  mail or other  equally  prompt  means,  a copy of the information as requested.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Under  the  securities  laws of the  United  States,  the  Company's directors,  its executive (and certain other) officers,  and any persons holding ten percent or more of the Company's Common Stock must report on their ownership of the  Company's  Common  Stock  and  any  changes  in  that  ownership  to the
Securities and Exchange Commission and to the National Association of Securities
Dealers,  Inc. Automated Quotation System.  Specific due dates for these reports have been  established.  Based upon the Company's review of Forms 3, 4 and 5 and amendments  thereto, if any, furnished to the Company under Rule 16a-3(e) during and with  respect to the  Company's  most  recent  fiscal  year and any  written representations  provided  to the effect that no Form 5 is  required,  there was compliance  with  all  Section  16(a)  filing  requirements  applicable  to  its
officers,  directors  and  greater-than  ten  percent  stockholders,   with  the
exception of the following transactions that were inadvertantly reported late:

Name                             Number of Transactions           Type of Form          Number of Forms Filed Late
----                             ----------------------           ------------          --------------------------
Paul deBary                               Ten                        Form 4                       Three
(Director)

Robert A. Berman                          Six                        Form 4                        Two
(Director/Officer)

Ssott A. Kaniewski                        Six                        Form 4                        Four
(Officer)

New York Gaming, LLC                      One                        Form 3                        One
(10% Owner)
                                          One                        Form 4                        One

BKB, LLC                                  One                        Form 3                        One
(10% Owner)                               One                        Form 4                        One

Watertone Holdings, LP                    One                        Form 3                        One
(10% Owner)
                                          One                        Form 4                        One

                                       22

Morad Tahbaz                              One                        Form 3                        One
(Director)

Thomas P. Puccio                          One                        Form 3                        One
(Director)

William W. Hopson                         One                        Form 4                        One
(Director)
                                          One                        Form 5                        One

David Matheson                            One                        Form 3                        One
(Director)

John Sharpe                               One                        Form 4                        One
(Director)

                              STOCKHOLDER PROPOSALS

            Stockholders'  proposals  intended to be presented at the  Company's next Annual  Meeting of  Stockholders,  pursuant to the  provision of Rule 14a-8 promulgated  under the Exchange Act,  must be received at the Company's  offices not later than October 27, 2004 for inclusion in the Company's  Proxy  Statement and form of proxy relating to that Meeting.

                                       23

                                                                      APPENDIX A

                              EMPIRE RESORTS, INC.
                               BOARD OF DIRECTORS
                                 AUDIT COMMITTEE
                                     CHARTER

      This Charter governs the operations of the Audit Committee of the Board of
Directors of Empire  Resorts,  Inc. (the  "Company").  The Audit  Committee will review and reassess the Charter at least annually and obtain the approval of the
Board for any amendments to the Charter.

Purpose

      The Audit  Committee  is  appointed  by the  Board to assist  the Board in fulfilling its oversight  responsibility to the shareholders and others relating to the  integrity  of the  Company's  financial  statements  and  the  financial reporting process,  the systems of internal  accounting and financial  controls, the  annual  independent  audit  of  the  Company's  financial  statements,  the
Company's  compliance  with legal and  regulatory  requirements,  and its ethics programs as established by management and the Board of Directors.  The Committee will also oversee the independent auditors'  qualifications,  independence,  and performance.  In so doing, it is the responsibility of the Committee to maintain free and open communication  between the Committee,  independent  auditors,  the internal auditors,  and management of the Company, so as to make the Board aware of significant financial matters which require the Board's attention.

Committee Membership

      The Audit Committee will consist of at least three directors, each of whom is (i) "independent" under the rules of the NASDAQ Stock Market, Inc. ("NASDAQ")
except as may be permitted under NASDAQ rules and the Sarbanes-Oxley Act of 2002 and rules issue under that Act; (ii) does not accept any consulting, advisory or other  compensatory  fee from the issuer  other than in his or her capacity as a member of the Board or any committee of the Board,  (iii) is not an  "affiliate"
of the Company or any subsidiary of the Company, as defined in Rule 10A-3 of the
Securities  Exchange Act of 1934, as amended (the "Exchange Act"), and (iv) does not own or control 20% or more of the Company's voting  securities.  All members of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement,  and the Audit  Committee  must have at least one member who has past
employment   experience  in  finance  or  accounting,   requisite   professional
certification in accounting,  or other comparable experience or background which results in the member's financial sophistication.

      Notwithstanding the immediately preceding paragraph, one director who is not independent as defined in the NASDAQ rules, and is not a current employee or an immediate family member of such employee, may be appointed to the Audit
Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. Any such member may only serve for up to two years and may not chair the Audit Committee.

                                       2

      No member of the Audit Committee may receive, directly or indirectly,  any consulting,  advisory or other  compensatory fee from the company other than (i)
director's fees, including fees for committee service,  which may be received in cash,  stock,  stock  options,  or other  consideration  which may be ordinarily available to directors;  (ii) a pension or other deferred compensation for prior service that is not  contingent on future  service;  and (iii) any other regular benefits that other directors may receive.

      The initial members of the Audit Committee will be appointed by the Board.
Candidates to fill  subsequent  vacancies in the Committee  will be appointed by the Board based on nominations recommended by the Company's Corporate Governance and Nominations  Committee.  Members will serve at the pleasure of the Board and for such term or terms as the Board may determine.  The Board will designate one member of the Audit Committee as its chairperson.  In the event of a tie vote on any issue,  the  chairperson's  vote will  decide the issue.  The  Company  will disclose  as  required  by the SEC  whether  at least  one  member  of the Audit
Committee is an "audit committee financial expert" as defined by the SEC.

Committee Authority, Functions and Responsibilities

      The   function  of  the  Audit   Committee  is   oversight.   The  primary
responsibility of the Committee is to oversee the Company's  financial  controls and  reporting  processes  on behalf of the Board and report the  results of its activities to the Board.  Management is responsible  for preparing the Company's financial statements.  The independent auditors are responsible for planning and carrying out a proper audit of those  financial  statements.  Management and the internal  auditing  professionals  are responsible  for maintaining  appropriate accounting and financial reporting principles and policies and internal controls and  procedures  that  provide for  compliance  with  accounting  standards  and applicable laws and regulations.

      Members  of the Audit  Committee,  in  fulfilling  their  responsibilities hereunder,  are not  full-time  employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants.
As such,  it is not the duty or  responsibility  of the Audit  Committee  or its members to conduct field work or other types of auditing or  accounting  reviews or procedures.

      The  Committee  will  have  full  power  and  authority  to carry  out the following responsibilities:

I.    With respect to oversight of the independent auditors:

      A.  The  Committee  will  have the sole  authority  (1) to  directly appoint, retain,  compensate,  evaluate, and terminate the independent auditors, including sole authority to approve all audit engagement fees and terms, and (2)
to pre-approve or to adopt appropriate procedures to pre-approve,  all audit and non-audit  services to be provided by the  independent  auditors.  The Committee will annually  review the  qualifications  and  performance of the  then-current independent  auditors and select the independent auditors for the next year. The
Committee will annually  review and evaluate the lead partner of the independent auditor's team.

      B.(1) The Committee will require the independent auditors to submit to the
Audit Committee  annually a formal written statement (the "Auditors'  Statement)
describing:  the auditors'  internal  quality-control  procedures;  any material issues raised by the most recent internal  quality-control review or peer review of  the  auditors,  or by  any  inquiry  or  investigation  by  governmental  or professional  authorities,  within the preceding  five years,  respecting one or more independent audits carried out by the auditors, and any steps taken to deal
with  any  such  issues;   and  to  assess  the  auditors'   independence,   all
relationships between the independent auditors and the Company.

      (2) The Committee will also require the independent  auditors to submit to the Audit  Committee  annually a formal written  statement of the fees billed in each of the last  two  fiscal  years  for each of the  following  categories  of services  rendered by the independent  auditors:  (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the  Company's  Quarterly  Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or  engagements;  (ii)  assurance  and related  services not included in clause (i) that are reasonably related to the performance of the audit or review of the  Company's  financial  statements,  in the aggregate and by each service;
(iii) tax compliance, tax advice and tax planning services, in the aggregate and by each  service;  and (iv) all other  products  and  services  rendered  by the independent auditors, in the aggregate and by each service.

      C. The Committee  will review with  management  the timing and process for implementing the rotation of the lead audit partner, the concurring partner, and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself.

II.   With respect to financial  reporting  principles and policies and internal audit controls and procedures, the Audit Committee will:

      A. Review and discuss with  management  and the  independent  auditors the annual audited financial statements,  including disclosures made in management's discussion  and  analysis,  and  recommend  to the  Board  whether  the  audited financial  statements should be included in the Company's Form 10-K. Obtain from the  independent  auditors  assurance  that the audit was  conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934.

      B. Review and discuss with  management  and the  independent  auditors the
Company's quarterly  financial  statements prior to the filing of its Form 10-Q, including  the  results of the  independent  auditors'  review of the  quarterly financial statements.

      C.  Discuss  with  management  and the  independent  auditors  significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements,  including any significant changes in the
Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's  internal controls and any measures required in view of any control deficiencies.

                                       3

      D.  Inquire  about  the  impact of and,  if  appropriate,  review  new and proposed releases and pronouncements by the Financial Accounting Standards Board
(FASB), the American  Institute of Certified Public Accountants  (AICPA) and the
SEC that may affect current or future financial  statements or other disclosures in financial reports.

      E. Meet  separately with  management and the  independent  auditors,  upon completion of their audit, to review and discuss the Company's financial results for the year,  as  reported  in the  Company's  financial  statements,  or other disclosures,  and any other items required to be communicated by the independent auditors to the Audit Committee.

      F.  Review  quarterly  reports  from the  independent  auditors on (i) all critical  accounting  policies and  practices to be used;  (ii) all  alternative
treatments  of  financial   information  within  generally  accepted  accounting
principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments,  and the treatment preferred by the independent auditors; (iii) other significant written communications between the independent  auditors and management,  such as any management letter or schedule of unadjusted differences.

      G. Evaluate the cooperation  received by the  independent  auditors during their audit examination,  including their access to all requested records,  data
and   information,   and  elicit  the  comments  of  management   regarding  the
responsiveness of the independent  auditors to the Company's needs.  Review with the  independent  auditors the matters  required to be discussed by Statement on
Auditing  Standards  No. 61 relating to the conduct of the audit,  including any difficulties  encountered in the course of the audit work, any  restrictions  on the scope of activities or access to requested information,  and any significant disagreements with management.

      H. Review with management the Company's earnings press releases, including any use of pro forma or  adjusted  non-GAAP  information,  as well as  financial information and earnings guidance provided to analysts and rating agencies. Such discussion  may be  done  generally  (consisting  of  discussing  the  types  of information  to be disclosed and the types of  presentations  to be made) rather than  specifically  as  to  individual  press  releases,  analysts,  and  rating agencies.

      I. Obtain from  management and review with  management its analysis of the
Company's major  financial risk exposures and the steps  management has taken to monitor and control such exposures,  including the Company's risk assessment and risk management policies.

      J.  Consult  with  the  independent  auditors  and  discuss  with  Company management the scope and quality of internal  accounting and financial reporting controls in effect.

      K. Review this Charter at least once annually and update as appropriate.

      L. Establish  procedures  for (a) the receipt,  retention and treatment of complaints  received by the Company regarding  accounting,  internal  accounting controls or auditing matters and (b) the confidential,  anonymous  submission by employees of the Company regarding questionable accounting or auditing matters.

                                       4

      M.  Investigate,  review and report to the Board the propriety and ethical implications of any  transactions,  as reported or disclosed to the Committee by
the  independent  auditors,  employees,   officers,  members  of  the  Board  or
otherwise,  between (a) the Company and (b) any  employee,  officer or member of the Board of the Company, or any affiliates of the foregoing.

      N. Perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

Performance Evaluation

      The Committee will produce and provide to the Board an annual  performance evaluation of the Committee,  which  evaluation  will compare the performance of the Committee with the requirements of this charter. The performance  evaluation will also recommend to the Board any  improvements  to the  Committee's  charter deemed  necessary or desirable by the Committee.  The performance  evaluation by the  Committee  will  be  conducted  in  such  manner  as  the  Committee  deems appropriate.  The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee  designated by the Committee to make this report.

Resources and Authority

      The  Committee  will  have the  resources  and  authority  appropriate  to discharge  its duties and  responsibilities,  including the authority to select, retain,  terminate,  and approve the fees and other  retention  terms of special counsel  or other  experts  or  consultants,  as it deems  appropriate,  without seeking approval of the Board or management. The authority to retain consultants or search firms used by the Committee shall be vested solely in the Committee.

Meetings

      The Audit Committee will meet at least once every fiscal quarter,  or more frequently  if  circumstances  dictate,  to discuss with  management  the annual audited financial statements and quarterly financial statements,  as applicable.
The Audit Committee should meet separately  periodically  with  management,  the chief internal auditor, and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately.

      The Audit  Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the
Audit  Committee  or to meet with any members of, or  consultants  to, the Audit
Committee.  Members of the Audit  Committee may  participate in a meeting of the
Audit  Committee  by  means  of a  conference  call  or  similar  communications equipment  by means of which all persons  participating  in the meeting can hear each other.

Minutes and Reports

      Minutes of each meeting of the Committee  will be kept and  distributed to each  member of the  Committee,  members of the Board who are not members of the
Committee,  and the Secretary of the Company. The Chairman of the Committee will

                                       5

report to the Board on a periodic basis,  but no less often than  quarterly,  or whenever so requested by the Board.

Limitation of Audit Committee's Role

      The Audit Committee has the  responsibilities and powers set forth in this
Charter, but it is not the duty of the Audit Committee to plan or conduct audits or to determine  that the Company's  financial  statements and  disclosures  are complete and accurate and are in accordance with generally  accepted  accounting principles and applicable rules and regulations.  Those are the responsibilities of management and the independent auditors.

Amendment

      This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

                                       6

                                                                      APPENDIX B

                              EMPIRE RESORTS, INC.
                               BOARD OF DIRECTORS
                 CORPORATE GOVERNANCE AND NOMINATIONS COMMITTEE
                                     CHARTER

This Charter governs the operations of the Corporate  Governance and Nominations
Committee of the Board of Directors of Empire Resorts, Inc. (the "Company"). The
purposes of the Committee are (i) to develop and recommend to the Board,  and to oversee the  implementation  and  operation  of, a set of  corporate  governance principles applicable to in the Company; (ii) to determine the slate of director nominees  for  election  to the Board and to fill  vacancies  occurring  between annual meetings of shareholders, and (iii) to recommend individuals to the Board for nomination as members of the standing committees of the Board. The Committee will report to the Board on a regular basis and not less than once a year.

Organization

The  Committee  will  have  three  members,  or such  greater  number  as may be determined from time to time by the Board.  The initial members of the Committee will be appointed by the Board.  Candidates to fill subsequent  vacancies in the
Committee  will be appointed by the Board based on nominations by the Committee.
Members  will serve at the  pleasure  of the Board and for such term or terms as the Board may determine.

Except as may be  determined  by the Board  under the rules of the NASDAQ  Stock
Market,  Inc.,  the Committee will consist  solely of  "Independent  Directors."
Independent  Directors  means  those  directors  who are  neither  officers  nor employees of the Company,  or its subsidiaries nor have a relationship which, in the opinion of the Board,  would  interfere  with the  exercise  of  independent judgment  in  carrying  out  the  responsibilities  of a  director,  and who are otherwise "independent" under the NASDAQ rules.

As  provided  under the  NASDAQ  rules  for the  nominations  committee,  if the
Committee three has at least three members,  one director who is not independent and is not a current  officer or  employee,  or a person  who is a  relative  by blood,  marriage or adoption  of, or who has the same  residence  as any current officer or  employee,  may be appointed  to the  Committee  if the Board,  under
exceptional  and  limited  circumstances,   determines  that  such  individual's
membership on the Committee is required by the best interests of the Company and its  shareholders,  and the Board  discloses,  in the next annual  meeting proxy statement subsequent to such determination,  the nature of the relationship, and the reasons for the  determination.  Any such member  appointed to the Committee may serve for up to two years.

As also provided under the NASDAQ rules for the  nominations  committee,  if the
Committee has at least three  members,  one director who owns 20% or more of the
Company's  common  stock or voting  power  outstanding,  and is not  independent because such  director is also an officer,  may be appointed to the Committee if the Board  determines  that such  individual's  membership  on the  Committee is required by the best  interests  of the Company  and its  shareholders,  and the
Board discloses,  in the next annual meeting proxy statement  subsequent to such determination,  the  nature  of  the  relationship,  and  the  reasons  for  the determination.  This  exception  is  available  only if no  director  who is not
independent  is  appointed  to  the  Committee   under  the  provisions  of  the
immediately preceding paragraph.

Structure and Process

The Board will designate one member of the Committee as its chairperson.  In the event of a tie vote on any issue, the chairperson's  vote will decide the issue.
The  Committee  will meet in person or  telephonically  at least twice a year in conjunction  with  regularly  scheduled  meetings of the Board and at such other regularly  scheduled  times and  places as may be  determined  by the  Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written  consent,  when deemed  necessary or  desirable by the  Committee or its chairperson.

Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

1.    To assist  the Board in  organizing  itself to  discharge  its  duties and responsibilities properly and effectively.  To make recommendations to the Board from time to time as to changes  that the  Committee  believes  to be  desirable concerning the size of the Board or any committee thereof.

2.    To identify  individuals believed to be qualified to become Board members, and to  determine  the nominees to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders.
In the case of a  vacancy  in the  office  of a  director  (including  a vacancy created by an increase in the size of the Board), the Committee will determine a nominee to fill such vacancy either through  appointment by the Board or through election by shareholders. In nominating candidates, the Committee will take into consideration  such factors as it deems  appropriate.  These factors may include judgment,  skill, diversity,  experience with businesses and other organizations of  comparable  size,  the  interplay  of the  candidate's  experience  with the experience of other Board members,  and the extent to which the candidate  would be a  desirable  addition  to the Board and any  committees  of the  Board.  The
Committee may consider candidates proposed by management, but is not required to do so.

3.    To develop and  recommend  to the Board  standards to be applied in making determinations  as to  the  absence  of  relationships  between  a  director  or prospective director and the Company, its subsidiaries, or any entity with which the Company does business  which,  in the opinion of the Board,  would interfere with the exercise of independent  judgment in carrying out the  responsibilities of a director.  To monitor  ongoing  compliance  with Board and Board  committee membership criteria.

4.    In the case of a director  nominee to fill a Board  vacancy  created by an increase in the size of the Board, to make a  recommendation  to the Board as to the class of directors in which the individual should serve.

5.    To identify Board members  qualified to fill vacancies on any committee of the Board other than this Committee, and to recommend that the Board appoint the identified  member or members  to the  respective  committee.  In  nominating  a candidate for committee  membership,  the Committee will take into consideration

                                       2

the factors set forth in the charter of that  committee,  if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's  experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

6.    To establish  procedures  for the  Committee to exercise  oversight of the evaluation of the Board and management.

7.    To  receive,   through  the  Committee's   chairperson,   interested-party
communications directed to the non-management directors.

8.    To  develop  and  recommend  to the  Board a set of  corporate  governance principles'  applicable  to the  Company,  to  oversee  the  implementation  and operation of the corporate governance principles, and to review those principles at least once a year.

9.    To review  and report to the Board  concerning  the  corporate  governance implications of proposed changes to the charter of any committee of the Board.

10.   To  prepare  and  issue  the  evaluation   required   under   "Performance
Evaluation" below.

11.   To perform any other duties or responsibilities  expressly assigned to the
Committee by the Board from time to time relating to corporate  governance or to the nomination of Board and committee members.

Performance Evaluation

The  Committee  will  produce  and  provide  to the Board an annual  performance evaluation of the Committee,  which  evaluation  will compare the performance of the Committee with the requirements of this charter. The performance  evaluation will also recommend to the Board any  improvements  to the  Committee's  charter deemed  necessary or desirable by the Committee.  The performance  evaluation by the  Committee  will  be  conducted  in  such  manner  as  the  Committee  deems appropriate.  The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee  designated by the Committee to make this report.

Resources and Authority of the Committee

The Committee  shall have the resources and authority  appropriate  to discharge its duties and  responsibilities,  including  the  authority to select,  retain, terminate,  and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate,  without seeking approval of the Board or management.  The authority to retain consultants or search firms used to identify director candidates shall be vested solely in the Committee.

Amendment

      This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

                                       3

                                                                      APPENDIX C

                              EMPIRE RESORTS, INC.

                             2004 STOCK OPTION PLAN

      1. PURPOSE OF THE PLAN.

      This 2004 Stock Option Plan (the "Plan") is intended as an  incentive,  to retain in the employ of and as  directors,  consultants  and  advisors to EMPIRE
RESORTS,  INC., a Delaware corporation (the "Company") and any Subsidiary of the
Company,  within the  meaning of Section  424(f) of the United  States  Internal
Revenue Code of 1986, as amended (the "Code"),  persons of training,  experience and ability, to attract new employees, directors, consultants and advisors whose services are considered  valuable,  to encourage the sense of proprietorship and to  stimulate  the  active  interest  of such  persons  in the  development  and financial success of the Company and its Subsidiaries.

      It is further  intended that certain options granted  pursuant to the Plan shall  constitute  incentive  stock options within the meaning of Section 422 of the Code (the "Incentive  Options") while certain other options granted pursuant to the Plan shall be nonqualified  stock options (the  "Nonqualified  Options").
Incentive  Options  and  Nonqualified   Options  are  hereinafter   referred  to
collectively as "Options."

      The  Company  intends  that the Plan meet the  requirements  of Rule 16b-3
("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended
(the  "Exchange   Act")  and  that   transactions   of  the  type  specified  in
subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

      2. ADMINISTRATION OF THE PLAN.

      The  Plan  shall  be  administered  by  the  Compensation  Committee  (the
"Committee") of the Board of Directors of the Company (the "Board"), which shall consist of three or more  directors who are  "Non-Employee  Directors"  (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in  Section  162(m) of the Code)  serving  at the  pleasure  of the  Board.  The
Committee,  subject  to  Sections  3 and 5 hereof,  shall  have  full  power and authority  to  designate  recipients  of  Options,  to  determine  the terms and conditions of respective  Option agreements (which need not be identical) and to interpret  the  provisions  and supervise the  administration  of the Plan.  The
Committee  shall have the  authority,  without  limitation,  to designate  which

Options  granted  under the Plan shall be  Incentive  Options and which shall be
Nonqualified  Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

      Subject to the provisions of the Plan, the Committee  shall  interpret the
Plan and all Options  granted under the Plan,  shall make such rules as it deems necessary  for the  proper  administration  of the  Plan,  shall  make all other determinations  necessary or advisable  for the  administration  of the Plan and shall correct any defects or supply any omission or reconcile any  inconsistency in the Plan or in any  Options  granted  under the Plan in the manner and to the extent that the Committee  deems  desirable to carry into effect the Plan or any
Options.  The act or  determination  of a majority of the Committee shall be the act or  determination  of the Committee and any decision  reduced to writing and signed by all of the members of the Committee  shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or  determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

      In the event that for any reason the  Committee is unable to act or if the
Committee at the time of any grant, award or other acquisition under the Plan of
Options  or Stock  (as  hereinafter  defined)  does not  consist  of two or more
Non-Employee  Directors,  or if there shall be no such Committee,  then the Plan shall be  administered  by the Board,  and  references  herein to the  Committee
(except in the proviso to this sentence) shall be deemed to be references to the
Board,  and any such  grant,  award  or other  acquisition  may be  approved  or ratified in any other manner  contemplated  by  subparagraph  (d) of Rule 16b-3;
provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated  officers that are intended to qualify as  performance-based  compensation  under Section 162(m) of the Code may only be granted by the Committee.

      3. DESIGNATION OF OPTIONEES.

      The  persons  eligible  for  participation  in the Plan as  recipients  of
Options (the "Optionees")  shall include  employees,  officers and directors of, and consultants  and advisors to, the Company or any  Subsidiary;  provided that
Incentive  Options  may only be  granted to  employees  of the  Company  and the
Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option  granted to Optionees,  the Committee may consider any factors it deems relevant,  including without limitation, the office or position held  by the  Optionee  or the  Optionee's  relationship  to  the  Company,  the
Optionee's  degree of  responsibility  for and  contribution  to the  growth and success of the  Company or any  Subsidiary,  the  Optionee's  length of service, promotions and potential.  An Optionee who has been granted an Option  hereunder may be  granted an  additional  Option or  Options,  if the  Committee  shall so determine.

      4. STOCK RESERVED FOR THE PLAN.

      Subject to adjustment as provided in Section 7 hereof,  a total of 250,000 shares of the Company's  Common Stock,  $0.01 par value per share (the "Stock"), shall be subject to the Plan.  The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed  100,000  (subject to adjustment  pursuant to Section 7 hereof)
and the  method of  counting  such  shares  shall  conform  to any  requirements

                                       2

applicable to  performance-based  compensation under Section 162(m) of the Code.
The  shares of Stock  subject  to the Plan shall  consist  of  unissued  shares, treasury  shares or  previously  issued  shares  held by any  Subsidiary  of the
Company,  and such amount of shares of Stock shall be and is hereby reserved for such  purpose.  Any of such shares of Stock that may remain  unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until  termination of the Plan the
Company  shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its  exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason,  the shares of
Stock theretofore  subject to such Option may be subject to future Options under the Plan,  except where such reissuance is  inconsistent  with the provisions of
Section 162(m) of the Code.

      5. TERMS AND CONDITIONS OF OPTIONS.

      Options  granted  under  the  Plan  shall  be  subject  to  the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          a. OPTION PRICE. The purchase price of each share of Stock purchasable under an Incentive  Option shall be  determined  by the Committee at the time of grant,  but shall not be less than  100% of the Fair  Market  Value (as  defined below)  of such  share of Stock on the date the  Option  is  granted;  provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted,  owns  (within the meaning of Section  424(d) of the Code) more than
10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary,  the purchase price per share of Stock shall be at least 110%
of the Fair Market  Value per share of Stock on the date of grant.  The purchase price of each share of Stock purchasable  under a Nonqualified  Option shall not be less than the Fair Market Value of such share of Stock on the date the Option is granted; provided,  however, that if an option granted to the Company's Chief
Executive Officer or to any of the Company's other four most highly  compensated officers is intended to qualify as performance-based  compensation under Section
162(m) of the Code,  the  exercise  price of such Option  shall not be less than
100% of the Fair Market  Value (as such term is defined  below) of such share of
Stock on the date the Option is  granted.  The  exercise  price for each  Option shall be subject to  adjustment  as  provided in Section 7 below.  "Fair  Market
Value"  means  the  closing  price of  publicly  traded  shares  of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed),  or on the NASDAQ  Stock Market (if the shares of Stock are  regularly  quoted  on the  NASDAQ  Stock  Market),  or, if not so listed or regularly quoted,  the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices  shall  not  be  available,  as  reported  by any  nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the provisions of the Code.  Anything in this Section
5(a) to the contrary notwithstanding,  in no event shall the purchase price of a share of Stock be less  than the  minimum  price  permitted  under the rules and policies of any  national  securities  exchange on which the shares of Stock are listed.

          b.  OPTION  TERM.  The  term of each  Option  shall  be  fixed  by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an

                                       3

Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

          c.  EXERCISABILITY.  Subject to Section 5(j) hereof,  Options shall be exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the Committee at the time of grant.

          Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee  may  accelerate  the vesting and  exercisability  of  outstanding
Options,  in  whole or in  part,  as  determined  by the  Committee  in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the occurrence of a Change in Control,  each outstanding  Option shall terminate within a specified number of days after notice to the Optionee  thereunder,  and each such Optionee  shall  receive,  with respect to each share of Company Stock subject to such  Option,  an amount equal to the excess of the Fair Market Value of such shares  immediately  prior to such Change in Control  over the  exercise price per share of such Option;  such amount shall be payable in cash, in one or more  kinds  of  property  (including  the  property,  if  any,  payable  in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

          For purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

              i. a tender offer (or series of related  offers) shall be made and consummated  for  the  ownership  of  50% or  more  of  the  outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

              ii.  the  Company  shall be merged or  consolidated  with  another corporation, unless as a result of such merger or consolidation more than 50% of the  outstanding  voting  securities of the  surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately  prior to such  transaction),  any employee benefit plan of the
Company or its Subsidiaries, and their affiliates;

              iii.  the Company  shall sell  substantially  all of its assets to another corporation that is not wholly owned by the Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders  of  the  Company  (as  of  the  time  immediately  prior  to  such transaction),  any employee  benefit plan of the Company or its Subsidiaries and their affiliates; or

              iv. a Person (as defined  below) shall  acquire 50% or more of the outstanding  voting  securities of the Company  (whether  directly,  indirectly, beneficially or of record), unless as a result of such acquisition more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the

                                       4

time  immediately  prior to the first  acquisition  of such  securities  by such
Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

              For purposes of this Section 5(c),  ownership of voting securities shall take into account and shall  include  ownership as  determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the  Exchange  Act. In  addition,  for such  purposes,  "Person"  shall have the meaning  given in Section  3(a)(9) of the Exchange  Act, as modified and used in
Sections  13(d) and 14(d) thereof;  however,  a Person shall not include (A) the
Company or any of its  Subsidiaries;  (B) a trustee or other  fiduciary  holding securities  under  an  employee  benefit  plan  of  the  Company  or  any of its
Subsidiaries;  (C) an underwriter  temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

              d. METHOD OF EXERCISE.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written  notice to the  Company  specifying  the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check  or such  other  instrument  as may be  acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased  upon  exercise  of an Option at such time as the  Optionee  has given written  notice  of  exercise  and has  paid in full  for  such  shares  and has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

              e.  NON-TRANSFERABILITY  OF OPTIONS.  Options are not transferable and may be  exercised  solely by the  Optionee  during his lifetime or after his death by the person or persons  entitled  thereto  under his will or the laws of descent and distribution.  The Committee,  in its sole discretion,  may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee's  immediate  family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution,  attachment or similar process, any Option contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

              f.  TERMINATION  BY  DEATH.  Unless  otherwise  determined  by the
Committee  at  grant  or at the  time of  such  termination,  if any  Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable
(or on such  accelerated  basis as the  Committee  shall  determine  at or after

                                       5

grant),  by the legal  representative  of the  estate or by the  legatee  of the
Optionee under the will of the Optionee, for a period of one year after the date of such  death or until the  expiration  of the  stated  term of such  Option as provided under the Plan, whichever period is shorter.

              g.   TERMINATION  BY  REASON  OF  DISABILITY.   Unless   otherwise
determined by the Committee at grant or at the time of such termination,  if any
Optionee's  employment  with  or  service  to  the  Company  or  any  Subsidiary terminates by reason of total and permanent disability,  any Option held by such
Optionee may  thereafter be exercised,  to the extent it was  exercisable at the time of  termination  due to  Disability  (or on such  accelerated  basis as the
Committee shall determine at or after grant),  but may not be exercised after 30 days  after  the  date of such  termination  of  employment  or  service  or the expiration  of the stated  term of such  Option,  whichever  period is  shorter;
provided,  however,  that, if the Optionee dies within such 30-day  period,  any unexercised  Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated  term of such  Option,  whichever period is shorter.

              h.   TERMINATION  BY  REASON  OF  RETIREMENT.   Unless   otherwise
determined by the Committee at grant or at the time of such termination,  if any
Optionee's  employment  with  or  service  to  the  Company  or  any  Subsidiary terminates  by reason of Normal or Early  Retirement  (as such terms are defined below),  any Option held by such  Optionee  may  thereafter  be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after 30 days after the date of such  termination  of  employment  or service or the expiration of the stated term of such Option, whichever period is shorter;  provided,  however,  that,  if the  Optionee  dies  within such 30-day period,  any  unexercised  Option  held by such  Optionee  shall  thereafter  be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such
Option, whichever period is shorter.

              For purposes of this paragraph (h) "Normal  Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension plan,  age 65, and "Early  Retirement"  shall mean  retirement  from  active  employment  with the  Company or any  Subsidiary pursuant  to the  early  retirement  provisions  of the  applicable  Company  or
Subsidiary pension plan or if no such pension plan, age 55.

              i. OTHER TERMINATION. Unless otherwise determined by the Committee at grant or at the time of such termination,  if any Optionee's  employment with or service to the Company or any Subsidiary terminates for any reason other than death,  Disability  or Normal or Early  Retirement,  the Option shall  thereupon terminate,  except that the portion of any Option  that was  exercisable  on the date of such  termination  of  employment  or service may be  exercised  for the lesser of 30 days after the date of  termination or the balance of such Option's term if the Optionee's  employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to  whether  termination  was for  cause  to be made by the  Committee).  The transfer  of an  Optionee  from the employ of or  service to the  Company to the employ of or service to a Subsidiary,  or vice versa,  or from one Subsidiary to

                                       6

another,  shall not be deemed to  constitute  a  termination  of  employment  or service for purposes of the Plan.

              j. LIMIT ON VALUE OF INCENTIVE  OPTION.  The aggregate Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

              k. INCENTIVE  OPTION SHARES.  A grant of an Incentive Option under this Plan shall  provide that (a) the Optionee  shall be required as a condition of the exercise to furnish to the Company any payroll  (employment) tax required to be withheld,  and (b)if the Optionee makes a disposition,  within the meaning of Section 424(c) of the Code and  regulations  promulgated  thereunder,  of any share or shares of Stock  issued to him upon  exercise  of an  Incentive  Option granted  under the Plan within the two-year  period  commencing on the day after the date of the  grant of such  Incentive  Option or  within a  one-year  period commencing  on the day after the date of  transfer of the share or shares to him pursuant to the  exercise of such  Incentive  Option,  he shall,  within 10 days after such  disposition,  notify the Company thereof and immediately  deliver to the  Company any amount of United  States  federal,  state and local  income tax withholding required by law.

       6. TERM OF PLAN.

       No Option shall be granted pursuant to the Plan on or after May 11, 2014, but Options theretofore granted may extend beyond that date.

       7. CAPITAL CHANGE OF THE COMPANY.

       In   the   event   of   any   merger,   reorganization,    consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other adjustments as may be required under the tax laws so that any Incentive  Options previously  granted shall not be deemed  modified  within the meaning of Section
424(h) of the Code.

       8. PURCHASE FOR INVESTMENT.

       Unless the  Options and shares  covered by the Plan have been  registered under the  Securities  Act of 1933, as amended (the  "Securities  Act"),  or the
Company  has  determined  that such  registration  is  unnecessary,  each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

                                       7

       9. TAXES.

       The  Company  may  make  such  provisions  as it  may  deem  appropriate, consistent with applicable law, in connection with any Options granted under the
Plan  with  respect  to  the  withholding  of any  taxes  (including  income  or employment taxes) or any other tax matters.

       10. PUBLIC OFFERING.

       As a condition of  Participation  in this Plan,  each  Optionee  shall be obligated to cooperate with the Company and the  underwriters in connection with any public  offering of the Company's  securities and any transaction s relating to a  public  offering,  and  shall  execute  and  deliver  any  agreements  and documents,  including  without  limitation,  a  lock-up  agreement,  that may be requested by the Company or the underwriters.  The Optionees'  obligations under this Section 10 shall apply to any Stock issued under the Plan as well as to any and all other  securities of the Company or its successor for which Stock may be exchanged or into which Stock may be converted.

       11. EFFECTIVE DATE OF PLAN.

       The Plan shall be effective on May 12,  2004,  provided  however that the
Plan  shall   subsequently  be  approved  by  majority  vote  of  the  Company's stockholders not later than May 31, 2004.

       12. AMENDMENT AND TERMINATION.

       The Board may amend,  suspend,  or  terminate  the Plan,  except  that no amendment  shall be made that would impair the rights of any Optionee  under any
Option theretofore  granted without the Optionee's  consent,  and except that no amendment shall be made which,  without the approval of the  stockholders of the
Company, would:

              a.  materially  increase  the number of shares  that may be issued under the Plan, except as is provided in Section 7;

              b.  materially  increase  the benefits  accruing to the  Optionees under the Plan;

              c.  materially  modify  the  requirements  as to  eligibility  for participation in the Plan;

              d. decrease the exercise price of an Incentive Option to less than
100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified  Option to less than 80% of the Fair Market
Value per share of Stock on the date of grant thereof; or

              e.  extend  the term of any Option  beyond  that  provided  for in
Section 5(b).

              The  Committee  may  amend  the  terms of any  Option  theretofore granted, prospectively or retroactively,  but no such amendment shall impair the rights of any Optionee  without the Optionee's  consent.  The Committee may also substitute new Options for previously granted Options, including options granted under other plans  applicable to the participant and previously  granted Options

                                       8

having  higher  option  prices,  upon  such  terms  as the  Committee  may  deem appropriate.

       13. GOVERNMENT REGULATIONS.

       The Plan,  and the grant  and  exercise  of  Options  hereunder,  and the obligation of the Company to sell and deliver  shares under such Options,  shall be subject to all applicable laws, rules and regulations,  and to such approvals by any  governmental  agencies,  national  securities  exchanges and interdealer quotation systems as may be required.

       14. GENERAL PROVISIONS.

              a.  CERTIFICATES.  All  certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

              b. EMPLOYMENT  MATTERS.  The adoption of the Plan shall not confer upon any  Optionee  of the  Company  or any  Subsidiary  any right to  continued
employment or, in the case of an Optionee who is a director,  continued  service as a director,  with the Company or a Subsidiary,  as the case may be, nor shall it  interfere  in any way with the right of the  Company  or any  Subsidiary  to terminate  the  employment  of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

              c.  LIMITATION  OF  LIABILITY.  No  member  of  the  Board  or the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board or the Committee, shall be personally liable for any action, determination or interpretation  taken or made in good faith with respect to the Plan, and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

              d. REGISTRATION OF STOCK.  Notwithstanding  any other provision in the Plan,  no Option  may be  exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or are,  in the  opinion of counsel to the
Company,  exempt from such registration in the United States.  The Company shall not be under any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer

                                       9

instructions with respect to such Stock to the Company's transfer agent.

                                                 EMPIRE RESORTS, INC.

                                                 May 12, 2004

                                       10

                              EMPIRE RESORTS, INC.

                                    ROUTE 17B
                           MONTICELLO, NEW YORK 12701

                                -----------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              ---------------------

              The undersigned hereby appoints David Matheson and Thomas W. Aro as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the shares of Common Stock of Empire Resorts, Inc. (the "Company")
held of record by the undersigned on March 24, 2004 at the Annual Meeting of
Stockholders to be held on May 12, 2004 or any adjournment or postponement thereof.

              Please specify your vote by checking the box to the left of your choice for each respective proposal.

              (1) To elect the following individuals as Class I directors to the
Board of Directors of the Company:

                     Ralph J. Bernstein    / / FOR      / / WITHHOLD
                     John Sharpe           / / FOR      / / WITHHOLD
                     Paul A. deBary        / / FOR      / / WITHHOLD

              (2) To approve the  adoption of the  Company's  2004 Stock  Option
Plan:

                     / / FOR               / / AGAINST  / / ABSTAIN

              This proxy,  when properly  executed,  will be voted in the manner directed by the  undersigned  stockholder.  If no direction is made,  this proxy will be voted FOR the two Proposals.

PLEASE MARK,  SIGN,  DATE AND RETURN THE PROXY CARD PROMPTLY  USING THE ENCLOSED
ENVELOPE.

              Please sign  exactly as your name appears  below.  When shares are held by joint  tenants,  both should sign.  When signing as attorney,  executor, administrator,  trustee  or  guardian,  please  give  full  title as such.  If a corporation,  please  sign in full  corporate  name by the  President  or  other authorized  officer.  If a  partnership,  please  sign  in  partnership  name by authorized person.

                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Signature if held jointly

Dated:                  , 2004